UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
 (Exact name of registrant as specified in charter)

Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Name and address of agent for service)

Registrant’s telephone number, including area code: 402-391-1980

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Annual Report March 31, 2010

WEITZ FUNDS
FINDING VALUE SINCE 1983

EIGHT FUNDS – ONE PHILOSOPHY

Over the decades we have seen many changes. Advancements in technology combined with economic, political, and global events have continued to shape investors’ thoughts and actions.

At the Weitz Funds a few things have remained constant: our unwavering commitment to our shareholders and our focus on finding strong, well-managed companies priced significantly below their true business value.

Staying true to our philosophy and investment process has produced good long-term returns and should continue to do so.

“We eat our own cooking.”
All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds – some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

We try to stay within our “circle of competence.”
“Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and, ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

We worry about permanent loss of capital – not price volatility.
We believe in concentrating our portfolios in the most attractive investment ideas and this can cause short-term price volatility.

We think “benchmark risk” is part of investment life.
Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We think flexibility and common sense will continue to serve our clients well over the years.

2    Weitz Funds

The management of Weitz Funds has chosen paper for the 88 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

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PERFORMANCE SUMMARY
MARCH 31, 2010

		Total Returns#		Average Annual Total Returns #
Fund Name	Inception Date	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year		Since Inception
Value	5/09/86	10.2%	55.1%	-9.1%	-1.6%	3.1%	10.3%	10.4%	N/A	%	10.2%
Partners Value*	6/01/83	12.9	55.1	-5.8	0.9	3.9	11.1	11.3	11.7		12.4
Hickory	4/01/93	16.0	61.1	-6.8	0.6	1.4	10.6	N/A	N/A		9.6
Partners III*	6/01/83	16.0	62.1	-1.7	3.2	9.8	13.3	12.8	12.7		13.2
S&P 500**(a)		5.4	49.7	-4.2	1.9	-0.7	7.7	8.6	10.4		N/A
Russell 2000**(b)		8.9	62.8	-4.0	3.4	3.7	8.0	N/A	N/A		N/A
NASDAQ Composite**(c)		5.9	58.3	0.6	4.6	-5.6	8.0	8.9	9.0		N/A
Balanced	10/01/03	7.0	39.0	-1.6	2.5	N/A	N/A	N/A	N/A		4.0
Blended Index**(d)		3.8	32.6	-0.1	3.2	N/A	N/A	N/A	N/A		4.5
Short-Intermediate Income	12/23/88	1.8	10.5	6.5	5.3	5.7	5.9	6.1	N/A		6.3
Barclays Intermediate Credit**(e)		1.5	6.9	5.9	5.2	5.9	6.1	6.7	N/A		6.9
Nebraska Tax-Free Income*	10/01/85	0.7	5.1	3.9	3.7	4.6	4.7	5.1	N/A		5.5
Barclays 5-Year Muni. Bond**(f)		0.8	5.9	6.0	4.9	5.2	5.2	5.7	N/A		N/A

These performance numbers reflect the deduction of each Fund’s annual operating expenses. The current annual operating expenses for the Value, Partners Value, Hickory, Partners III, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds, as stated in the most recent Prospectus are 1.22%, 1.21%, 1.31%, 1.82%, 1.18%, 0.72% and 0.79%, respectively, of each Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

#	All performance numbers assume reinvestment of dividends (except for the 20 and 25 year NASDAQ numbers for which reinvestment of dividend information was not available).

*	See pages 15, 27 and 49 for additional performance disclosures.

**	Index performance is hypothetical and is shown for illustrative purposes only.

(a)	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

(b)
The Russell 2000 is an unmanaged index of small capitalization common stocks. It consists of the 2,000 smallest companies in the Russell 3000 index, which consists of the 3,000 largest U.S. companies based on market capitalization.

(c)
The NASDAQ Composite is an unmanaged market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National Market System.

(d)	A blend of 60% S&P 500 and 40% Barclays Capital Intermediate U.S. Government/Credit Index.

(e)
Barclays Capital Intermediate U.S. Government/Credit Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

(f)	Barclays Capital 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.

4    Weitz Funds

LETTER TO SHAREHOLDERS
APRIL 5, 2010

Dear Fellow Shareholder:

The stock market continued its recovery during the first calendar quarter of 2010 and our stock funds—Value, Partners Value, Hickory and Partners III Opportunity—earned very strong returns. The market has not returned to its 2007 highs, but a great deal of the damage has been repaired and the outlook is good. The table below shows first quarter and trailing 12-month returns for each Fund.

	Quarter ended March 31, 2010	Year ended March 31, 2010
Value	+10.2%	+55.1%
Partners Value	+12.9%	+55.1%
Hickory	+16.0%	+61.1%
Partners III	+16.0%	+62.1%

S&P 500	+5.4%	+49.7%

The Balanced Fund also enjoyed an excellent quarter (+7.0%) and 12-month period (+39.0%). These returns exceeded its benchmark returns of +3.8% and +32.6%, respectively. The Balanced Fund is a hybrid fund consisting of roughly 60% stocks and 40% bonds. It is designed for endowment funds and individuals who want to own both stocks and bonds but want to leave asset allocation decisions to us.

The Short-Intermediate Income Fund continued to generate strong total returns for the quarter (+1.8%) and 12 months (+10.5%), exceeding its benchmark in both periods. The Nebraska Tax-Free Income Fund earned +0.7% for the quarter and +5.1% for the 12 months and our Government Money Market Fund provided safety and liquidity (although its yield was barely positive). With interest rates at artificially low levels and bond investors seemingly unconcerned about either interest rate or credit risk, Tom is keeping the bond fund portfolios positioned very conservatively—high quality and relatively short average maturities.

Portfolio Review
The “Great Recession” is apparently over, and investors are celebrating. Stocks have rebounded strongly from the extremely depressed levels of a year ago. It seems likely to us that the recovery in the economy and in corporate earnings will take longer than investors currently expect, but we are focused on individual businesses and we feel good about the prospects for our portfolio companies.

Most of the stocks in our Funds contributed to the good first quarter results. Of particular note (again), several of the Liberty Media entities—Liberty Interactive, Liberty Capital, Liberty Global and Liberty Starz—accounted for over a third of the net gains in our stock funds. We have written about these companies many times before, and they continue to be among our favorite holdings.

Berkshire Hathaway, our largest holding in several of the Funds, was also a major contributor. In connection with its acquisition of the Burlington Northern, Berkshire split its B shares 50-for-1. This led to its addition to the S&P 500 and creation of considerable demand for its shares from index funds. This was undoubtedly a catalyst for the stock’s recent strong performance (+24%), but we believe that the stock was considerably undervalued before this move and that it is still very attractively priced.

Other financial services stocks which contributed in the quarter were Redwood Trust and Willis Group (a major insurance broker). On the other hand, we have not owned any banks for the past few quarters because we believe that investors are underestimating the obstacles to a return to “normalized earnings.” Regulatory changes, higher (and more seriously enforced) capital requirements, continued high levels of credit losses and rising interest rates are potentially serious headwinds that we expect to slow the growth in bank earnings. Banks have been staples of our portfolios over the years and we expect that we will invest in them again. For now, though, we believe that the “relief rally” in bank stocks has carried them to levels that may not be justified by earnings for another year or two.

We have also reduced our exposure to healthcare over the past few quarters. Healthcare has many aspects

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that we like. Its products and services are essential. It is a huge and growing industry. It is complicated and often controversial so investor opinions and emotions (and thus stock prices) can be volatile. We were able to buy some excellent companies, especially in the managed care area, when fears of healthcare “reform” drove the stock prices down a year or two ago. More recently, we have taken profits in some of these as the stocks rose on the realization that fears were overdone. Going forward, we will continue to assess the implications of the new bill and the potential impact of inevitable follow-on legislation. With luck, new opportunities to invest in good companies at cheap prices will emerge.

We are finding a few new investment ideas and have added several stocks to our fund portfolios during the quarter. Progressive Insurance and Weight Watchers were among the more significant recent additions. Both are financially strong companies with good future growth potential but which have fallen from investor favor for reasons we expect to prove temporary. Following this letter and the “Analyst Corner,” there are several pages of information on each of the Funds and their portfolio holdings.

Our stocks are obviously not as cheap as they were a year ago, but the market recovery started from very depressed levels. Last March, the average stock in our portfolios was selling for less than 50% of our estimate of its business value. Today, our stocks (on average) sell at about 75% of business value, a level from which we have still earned reasonable returns in the past. Our companies are coping reasonably well with the weak economy and we believe that each has substantial upside potential.

Outlook
We continue to expect an erratically sideways stock market as investors experience alternating periods of optimism and discomfort. Considerable damage was done to the economy and the banking system over the past few years, and consumers’ ability and willingness to borrow and spend have been bruised. The image of a bungee cord that stretched down to an abnormally low point in March of 2009 and that has now returned to a more “normal” level still seems apt. We believe the eventual direction of the market is likely to be up, but investors may need lots of patience over the next year or two. We are optimistic about our chances for earning reasonable returns in this environment and we are grateful for our shareholders’ willingness to stick with us during the recent roller coaster ride.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
wally@weitzfunds.com	brad@weitzfunds.com

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

6    Weitz Funds

ANALYST CORNER
A PERSPECTIVE ON MARTIN MARIETTA MATERIALS, INC.

By David Perkins
Martin Marietta Materials is a leading producer of crushed stone, sand and gravel (collectively referred to as “aggregates”) used in highway, infrastructure, commercial and residential construction in the United States. The Company’s network of more than 300 quarries and distribution facilities spans coast to coast through 31 states, the Bahamas and Nova Scotia. Martin Marietta is also a leading U.S. manufacturer of magnesia-based chemical products used in a variety of industrial, agricultural and environmental applications and a producer of dolomitic lime for the steel industry.Approximately 90% of the company’s sales come from aggregates, with the remaining 10% split amongst asphalt, concrete and the company’s magnesia chemicals business.

Great Business Operating In a Difficult Environment
The aggregates business boasts several structural characteristics that make it among the more attractive businesses we own. First, aggregates have very limited risk of obsolescence. The company correctly points out that Roman aqueducts were constructed using the same stone we use for highways and infrastructure today. At roughly $10 per ton, it is unlikely a more durable substitute exists. Second, aggregates low value-to-weight ratio means that individual quarries have natural selling advantages in close proximity to their physical plant. When combined with resource scarcity (a condition present in a large portion of Martin Marietta’s core markets), this leads to a unique ability to raise prices over time. Finally, onerous permitting requirements for quarries located near demand centers creates significant barriers to entry for both new and existing competitors.

The aggregates business is, however, cyclical and dependent upon overall activity levels within the U.S. construction industry. Government-funded infrastructure spending has historically represented over half of Martin Marietta’s annual sales volume and provided a relatively stable source of underlying demand when compared with the more volatile commercial and residential construction markets. The “Great Recession,” which began during 2008, has materially weakened even infrastructure demand, leading to a peak-to-trough reduction in Martin Marietta’s overall volumes of over 40%. While we cannot point to the exact timing, we believe demand will once again increase from today’s levels, though it may not revisit prior peaks for an extended period of time.

Valuation and Margin of Safety
While government stimulus-related spending for highways and infrastructure has been slow to materialize, we believe it will eventually prove helpful in forming a new base from which Martin Marietta’s aggregates business will resume growth. Our expectation for the pace of a recovery in demand over the next several years, however, is cautious. Still, even small absolute increases in aggregates volumes are likely to be accompanied by a re-acceleration in pricing gains (which averaged just shy of 9% annually over the previous 5 years), leading to strong incremental margins and a return to more normal earnings levels, albeit on a smaller volume base.

Martin Marietta’s stock price appears high relative to the company’s current earnings power given the recessionary environment, but we believe our capital is protected in part by the value of Martin Marietta’s aggregates reserves. The company publishes an estimate of the intrinsic value of its reserve base at the end of each calendar year and believed its quarries were worth approximately $195 per share (after subtracting debt) as of December 31, 2009. While few potential buyers likely exist either willing or able to pay such a price today, we agree with management that its current reserve base would be both difficult and expensive to replicate. Our current estimate of intrinsic value, which is based on a forecast of future cash flows as opposed to asset value, is more conservative and falls in the $120 to $125 per share range.

David Perkins, CFA, joined Weitz in January, 2004. He graduated from Taylor University in Upland, IN and previously spent 2 ½ years as an equity analyst at McCarthy Group Asset Management. In addition to covering Martin Marietta Materials, David has an emphasis on the Health Care, Education and Energy & Materials sectors.

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VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Value Fund returned +10.2% in the first calendar quarter, compared to a +5.4% return for the S&P 500. Berkshire Hathaway rose 24% during the quarter. The company completed the Burlington Northern acquisition, and Berkshire was subsequently added to the S&P 500 creating a wave of new demand for the stock. While we trimmed our holdings modestly, we believe the business remains undervalued. A trio of Liberty companies chaired by John Malone continued to climb during the quarter (Liberty Media - Capital +52%, Liberty Media - Interactive +41% and Liberty Global +32%). Comcast (+13%) and UPS (+13%) had less remarkable percentage returns but generated solid business results and dollar gains for the Fund. Construction materials stocks Vulcan Materials (-10%) and Martin Marietta Materials (-6%) declined modestly as volumes remained weak, but recent railcar loading data for aggregates has been more encouraging.

This report covers the Fund’s fiscal year ended March 31, 2010. For the fiscal year, the Fund returned +55.1% compared to a +49.7% return for the S&P 500. Valuations were quite depressed a year ago, so many of the more extreme percentage gains were from a very low base. Liberty Media –Capital and Liberty Media – Interactive both increased more than 400 percent. Liberty Capital is now a much more valuable company due to its opportunistic investment in Sirius XM Radio last spring. Liberty Interactive’s stock rebounded as QVC’s business stabilized and the company addressed liquidity concerns. In these cases and several others, patience and conviction — simply staying the course — paid dividends. The wide-ranging list includes American Express, Tyco and Liberty Global, all of which more than doubled, plus WellPoint (+70%), Microsoft (+62%) and Berkshire Hathaway (+44%).

We purchased two new stocks during the quarter, AutoZone and The Progressive Corporation. AutoZone is a leading retailer of automotive replacement parts and accessories. AutoZone caters to “do-it-yourself” retail customers, complemented by a growing commercial distribution business. The stores operate at attractive profit margins, driving strong cash flows, which management ably allocates to profitable new store growth and share repurchase. Progressive is the nation’s fourth largest insurer of personal and commercial automobiles. The company has a strong consumer brand, a long history of product innovation and a relatively low-cost position, especially in the growing direct distribution channel. Consequently, we think the company can continue to underwrite more profitably than the broader industry and is poised to capture additional market share over time.

We sold Lowe’s during the quarter as the stock approached our revised estimate of business value, and we eliminated Burlington Northern when Berkshire Hathaway acquired the company. In other activity, we bought more Accenture shares, added to our ConocoPhillips holdings and continued to trim Telephone & Data Systems. We also bought more WellPoint and then wrote covered call options against our entire position. This is a modestly bullish strategy that gives up some of our upside potential in exchange for current income in the form of a call premium. This call premium income can be significant in times of substantial uncertainty, which aptly describes the environment surrounding the managed care sector. The Fund’s residual cash position was relatively unchanged at 20% of net assets at quarter end.

The Value Fund continues to tilt toward our best larger company ideas, with more than 75% of the Fund’s stock investments in companies with market caps greater than $5 billion. The Fund also remains relatively concentrated, with the ten largest holdings representing 47% of net assets. In the table below we have included comparative returns for two established large-cap indices, the Russell 1000 and the Russell 1000 Value. As a reminder, we do not and will not manage our Funds to any specific benchmark. Even so, investors may find the supplemental information useful in evaluating the Fund’s longer-term results.

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Value	10.2%	55.1%	-9.1%	-1.6%	3.1%	10.3%	10.4%
Russell 1000(a)	5.7	51.6	-4.0	2.3	-0.4	8.0	N/A
Russell 1000 Value(b)	6.8	53.6	-7.3	1.1	3.1	8.7	N/A
S&P 500	5.4	49.7	-4.2	1.9	-0.7	7.7	8.6

(a)
The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 index, which consists of the 3,000 largest U.S. companies based on market capitalization.

(b)	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

See pages 4 and 9 for additional performance disclosures.

8    Weitz Funds

VALUE FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Value Fund as compared to the S&P 500 over the periods indicated.

Year	Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1986 (5/9/86)	3.5%	4.1%	-0.6%
1987	-0.5	5.1	-5.6
1988	16.4	16.6	-0.2
1989	22.1	31.7	-9.6
1990	-5.2	-3.1	-2.1
1991	27.6	30.5	-2.9
1992	13.6	7.6	6.0
1993	20.0	10.1	9.9
1994	-9.8	1.3	-11.1
1995	38.4	37.6	0.8
1996	18.7	23.0	-4.3
1997	38.9	33.4	5.5
1998	28.9	28.6	0.3
1999	21.0	21.0	0.0
2000	19.6	-9.1	28.7
2001	0.2	-11.9	12.1

Year	Value (1)	S&P 500 (2)	Relative Results (1)-(2)
2002	-17.1%	-22.1%	5.0%
2003	28.7	28.7	0.0
2004	15.7	10.9	4.8
2005	-2.8	4.9	-7.7
2006	21.8	15.8	6.0
2007	-10.3	5.5	-15.8
2008	-40.7	-37.0	-3.7
2009	27.6	26.5	1.1
2010 (3/31/10)	10.2	5.4	4.8
Since Inception:
Cumulative Return	915.0	756.4	158.6
Avg. Annual Return	10.2	9.4	0.8

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 2000, through March 31, 2010, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2010 was 55.1%, –1.6% and 3.1%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 1.22% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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10    Weitz Funds

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway	9.4%
Liberty Global	5.2
Liberty Media - Interactive	5.2
Dell	4.6
Microsoft	4.2
Redwood Trust	4.2
Comcast	4.1
Liberty Media - Capital	3.7
United Parcel Service	3.5
Omnicare	3.3
% of Net Assets	47.4%

Industry Sectors
Consumer Discretionary	24.7%
Financials	14.2
Information Technology	11.5
Industrials	6.6
Health Care	6.5
Materials	6.0
Consumer Staples	3.8
Energy	3.3
Telecommunication Services	2.5
Corporate Bonds	0.9
Short-Term Securities/Other	20.0
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended March 31, 2010
Net Purchases ($ mil)
AutoZone (new)	$12.6
WellPoint	12.3
Accenture	9.3
ConocoPhillips	6.3
Progressive (new)	5.0
$45.5

Net Sales ($ mil)
Berkshire Hathaway	$41.0
Liberty Media - Capital	21.4
Lowe’s (eliminated)	15.0
Burlington Northern Santa Fe (eliminated)	13.0
Telephone & Data Systems	9.0
Other (net)	1.0
$100.4
Net Portfolio Sales	$54.9

Largest Net Contributions to Investment Results for Quarter Ended March 31, 2010
Positive ($ mil)
Berkshire Hathaway	$24.4
Liberty Media - Capital	18.9
Liberty Media - Interactive	15.4
Liberty Global	13.1
Omnicare	4.8
Other (net)	25.6
$102.2
Net Portfolio Gains	$95.6

Negative ($ mil)
Vulcan Materials	$(1.9)
Microsoft	(1.5)
Martin Marietta Materials	(1.5)
Monsanto	(1.2)
Google	(0.5)
$(6.6)

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VALUE FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2010

COMMON STOCKS — 79.1%	Shares	Value
Consumer Discretionary — 24.7%
Broadcasting & Cable TV — 10.7%
Liberty Global, Inc. - Series C*	1,760,000	$50,846,400
Comcast Corp. - CL A Special	2,250,000	40,432,500
The DIRECTV Group, Inc. - CL A*	400,000	13,524,000
		104,802,900
Retailing — 6.6%
Liberty Media Corp. -
Interactive - Series A*	3,300,000	50,523,000
AutoZone, Inc.*	80,000	13,847,200
		64,370,200
Media — 6.0%
Liberty Media Corp. -
Capital - Series A*	1,000,000	36,370,000
The Washington Post Co. - CL B	25,000	11,104,500
News Corp. - CL A	750,000	10,807,500
		58,282,000
Education Services — 1.4%
Apollo Group, Inc. - CL A*	225,000	13,790,250
		241,245,350
Financials — 14.2%
Insurance — 10.0%
Berkshire Hathaway, Inc. - CL B*	1,130,000	91,835,100
The Progressive Corp.	300,000	5,727,000
		97,562,100
Mortgage REIT’s — 4.2%
Redwood Trust, Inc.*	2,650,000	40,863,000
		138,425,100

	Shares	Value
Information Technology — 11.5%
Software & Services — 6.9%
Microsoft Corp.(a)	1,400,000	$40,978,000
Accenture plc - CL A	350,000	14,682,500
Google, Inc. - CL A*	20,000	11,340,200
		67,000,700
Technology Hardware & Equipment — 4.6%
Dell, Inc.*	3,000,000	45,030,000
		112,030,700
Industrials — 6.6%
Transportation — 3.5%
United Parcel Service, Inc. - CL B	525,000	33,815,250
Industrial Conglomerates — 3.1%
Tyco International Ltd.	800,000	30,600,000
		64,415,250
Health Care — 6.5%
Health Care Equipment & Services — 3.3%
Omnicare, Inc.	1,150,000	32,533,500
Managed Health Care — 3.2%
WellPoint, Inc.* (a)	400,000	25,752,000
UnitedHealth Group, Inc.(a)	180,000	5,880,600
		31,632,600
		64,166,100
Materials — 6.0%
Construction Materials — 4.4%
Martin Marietta Materials, Inc.	280,000	23,394,000
Vulcan Materials Co.	420,000	19,840,800
		43,234,800
Fertilizers & Agricultural Chemicals — 1.6%
Monsanto Co.	150,000	10,713,000
Potash Corp. of Saskatchewan, Inc.(a)	40,000	4,774,000
		15,487,000
		58,721,800

12 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Shares	Value
Consumer Staples — 3.8%
Hypermarkets & Super Centers — 1.7%
Wal-Mart Stores, Inc.	300,000	$16,680,000
Household & Personal Products — 1.1%
The Procter & Gamble Co.	170,000	10,755,900
Food Beverage & Tobacco — 1.0%
Diageo plc - Sponsored ADR	150,000	10,117,500
		37,553,400
Energy — 3.3%
Energy — 3.3%
ConocoPhillips	400,000	20,468,000
XTO Energy, Inc.	250,000	11,795,000
		32,263,000
Telecommunication Services — 2.5%
Telecommunication Services — 2.5%
Telephone and Data Systems, Inc. -Special	823,882	24,584,639
Other — 0.0%
Other — 0.0%
Adelphia Recovery Trust, Series ACC-7* #	3,535,000	—
Total Common Stocks (Cost $663,357,458)		773,405,339

CORPORATE BONDS — 0.9%	Principal amount or shares	Value
Mohawk Industries, Inc.6.5% 1/15/11 (Cost $7,604,462)	$8,000,000	$8,360,000

SHORT-TERM SECURITIES — 20.8%
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.01%(b)	18,502,806	18,502,806
U.S. Treasury Bills, 0.12%, 4/15/10 to 5/20/10(c)	$185,000,000	184,977,820
Total Short-Term Securities (Cost $203,483,436)		203,480,626
Total Investments in Securities (Cost $874,445,356)		985,245,965
Options Written — (0.2%)		(2,254,700)
Other Liabilities in Excess of Other Assets — (0.6%)		(5,414,868)
Net Assets — 100.0%		$977,576,397
Net Asset Value Per Share		$26.14

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options

Microsoft Corp.	April 2010 / $30	150,000	$(34,500)
Potash Corp. of Saskatchewan, Inc.	June 2010 / $125	40,000	(250,000)
UnitedHealth Group, Inc.	June 2010 / $35	180,000	(160,200)
WellPoint, Inc.	June 2010 / $60	200,000	(1,210,000)
WellPoint, Inc.	June 2010 / $65	200,000	(600,000)
Total Options Written (premiums received $2,845,164)			$(2,254,700)

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued.

(a)	Fully or partially pledged on outstanding written options.

(b)	Rate presented represents the annualized 7-day yield at March 31, 2010.

(c)	Interest rate presented represents the yield to maturity at the date of purchase

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com 13

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Partners Value Fund returned +12.9% in the first calendar quarter, compared to a +5.4% return for the S&P 500. Berkshire Hathaway rose 24% during the quarter. The company completed the Burlington Northern acquisition, and Berkshire was subsequently added to the S&P 500 creating a wave of new demand for the stock. We trimmed our holdings materially but believe the business remains undervalued. A trio of Liberty companies chaired by John Malone continued to climb during the quarter (Liberty Media - Capital +52%, Liberty Media -Interactive +41% and Liberty Global +32%). Ticketmaster merged with Live Nation, and the combined entity rose more than 70% reflecting bright long-term prospects. Cabela’s (+23%), Coinstar (+17%) and Omnicare (+17%) had less remarkable percentage returns but generated solid business results and dollar gains for the Fund. Construction materials stocks Vulcan Materials (-10%) and Martin Marietta Materials (-6%) declined modestly as volumes remained weak, but recent railcar loading data for aggregates has been more encouraging.

This report covers the Fund’s fiscal year ended March 31, 2010. For the fiscal year, the Fund returned +55.1% compared to a +49.7% return for the S&P 500. Valuations were quite depressed a year ago, so many of the more extreme percentage gains were from a very low base. Liberty Media – Interactive increased more than 400 percent. The stock rebounded as QVC’s business stabilized and the company addressed liquidity concerns. Liberty Global, American Express and Discovery Communications all more than doubled as consumer discretionary and financial stocks were particularly strong. In these cases and several others, patience and conviction — simply staying the course — paid dividends. Other examples include Cabela’s (+92%), WellPoint (+70%), Mohawk Industries (+82%), Dell (+58%) and Berkshire Hathaway (+44%).

We bought a small handful of new stocks this quarter, all with global businesses. Weight Watchers International is the largest provider of weight management services. The company provides group meetings, subscription Internet offerings and proprietary and licensed products under the highly recognized and trusted Weight Watchers brand. The business model requires limited capital, generates operating margins in the mid-20 percent range and produces well over $2 per share of free cash flow. While near-term growth has stalled as consumers have retrenched, the number of overweight and obese people worldwide continues to grow. We think the company is uniquely positioned to help more people while driving enrollments, attendance and engagement over the next several years. In the meantime, the company pays a healthy dividend and can retire debt or buy back stock with its excess cash flow.

Accenture plc is a leading management consulting, technology services and outsourcing company. The company has a desirable, long-tenured client list and a pristine balance sheet. This terrific business has generated significant free cash flow throughout a very challenging environment. As global business conditions improve, we think their results may surprise to the upside. Compass Minerals mines salt that is sold both for highway deicing and consumer and industrial uses. The company also produces specialty potash that is sourced from a large solar evaporation facility at the Great Salt Lake. Specialty potash is applied to high-value crops such as fruits and vegetables. The company’s core businesses benefit from high barriers to entry, concentrated supply and reasonable pricing power.

We sold XTO Energy at a significant gain and bought integrated energy company ConocoPhillips. Exxon Mobil is acquiring XTO, and we think the stock’s remaining stand-alone upside is limited. ConocoPhillips is a “dull, but cheap” asset conversion story that is already a core holding in a few of our equity funds. The company is returning cash to shareholders via dividends and share repurchases while it streamlines operations and waits for the market to notice. We also sold Corporate Executive Board as the stock approached our estimate of business value, and eliminated our remaining UnitedHealth Group shares. The Fund’s residual cash position was 17.5% of net assets at quarter end.

Partners Value is a flexible fund with a go-anywhere mandate. At quarter end we owned 9 larger companies with market caps greater than $10 billion, 18 medium-sized companies with market caps between $2.5 and $10 billion, and 11 smaller companies with market caps below $2.5 billion. In the table below we have included comparative returns for two established all-cap indices, the Russell 3000 and the Russell 3000 Value. As a reminder, we do not and will not manage our Funds to any specific benchmark. Even so, investors may find the supplemental information useful in evaluating the Fund’s longer-term results.

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners Value	12.9%	55.1%	-5.8%	0.9%	3.9%	11.1%	11.3%	11.7%
Russell 3000(a)	5.9	52.4	-4.0	2.4	-0.1	7.9	N/A	N/A
Russell 3000 Value (b)	7.1	54.5	-7.2	1.2	3.5	8.8	N/A	N/A
S&P 500	5.4	49.7	-4.2	1.9	-0.7	7.7	8.6	10.4

(a)	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.

(b)
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

See pages 4 and 15 for additional performance disclosures.

14   Weitz Funds

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Partners Value Fund as compared to the S&P 500 over the periods indicated.

Year	Partners Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1983 (6/1/83)	9.9%	4.2%	5.7%
1984	14.5	6.1	8.4
1985	40.7	31.6	9.1
1986	11.1	18.6	-7.5
1987	4.3	5.1	-0.8
1988	14.9	16.6	-1.7
1989	20.3	31.7	-11.4
1990	-6.3	-3.1	-3.2
1991	28.1	30.5	-2.4
1992	15.1	7.6	7.5
1993	23.0	10.1	12.9
1994	-9.0	1.3	-10.3
1995	38.7	37.6	1.1
1996	19.1	23.0	-3.9
1997	40.6	33.4	7.2
1998	29.1	28.6	0.5

Year	Partners Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1999	22.1%	21.0%	1.1%
2000	21.1	-9.1	30.2
2001	-0.9	-11.9	11.0
2002	-17.0	-22.1	5.1
2003	25.4	28.7	-3.3
2004	15.0	10.9	4.1
2005	-2.4	4.9	-7.3
2006	22.5	15.8	6.7
2007	-8.5	5.5	-14.0
2008	-38.1	-37.0	-1.1
2009	31.3	26.5	4.8
2010 (3/31/10)	12.9	5.4	7.5
Since Inception:
Cumulative Return	2,215.3	1,322.3	893.0
Avg. Annual Return	12.4	10.4	2.0

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 2000, through March 31, 2010, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2010 was 55.1%, 0.9% and 3.9%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.21% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Partners Value Fund (the “Fund”) is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (the “Partnership”). As of December 31, 1993, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

www.weitzfunds.com   15

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16    Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks

Berkshire Hathaway	7.2%
Liberty Media - Interactive	5.5
Liberty Global	4.6
Dell	4.2
Redwood Trust	4.1
Coinstar	3.8
Comcast	3.8
Omnicare	3.2
Microsoft	2.8
Willis Group Holdings	2.7
% of Net Assets	41.9%

Industry Sectors

Consumer Discretionary	39.6%
Financials	14.6
Information Technology	9.2
Health Care	6.4
Materials	5.8
Industrials	2.5
Telecommunication Services	2.4
Energy	2.0
Short-Term Securities/Other	17.5
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended March 31, 2010
Net Purchases ($ mil)

ConocoPhillips (new)	$12.6
Weight Watchers (new)	10.7
Accenture (new)	6.3
ACI Worldwide	3.9
AutoZone	3.1
$36.6

Net Sales ($ mil)

Berkshire Hathaway	$16.4
XTO Energy (eliminated)	8.2
Telephone & Data Systems	6.9
Corporate Executive Board (eliminated)	5.5
Liberty Global	5.5
Other (net)	2.7
$45.2
Net Portfolio Sales	$(8.6)

Largest Net Contributions to Investment Results for Quarter Ended March 31, 2010
Positive ($ mil)

Berkshire Hathaway	$11.8
Liberty Media - Interactive	10.2
Liberty Global	8.0
Ticketmaster/Live Nation*	6.2
Liberty Media - Capital	4.0
Other (net)	34.9
$75.1
Net Portfolio Gains	$72.5

Negative ($ mil)

Martin Marietta Materials	$(0.9)
Microsoft	(0.6)
Vulcan Materials	(0.5)
Weight Watchers	(0.4)
Telephone & Data Systems	(0.2)
$(2.6)

* For presentation purposes, securities combined due to merger during the quarter.

www.weitzfunds.com   17

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2010

COMMON STOCKS — 82.5%	Shares	Value
Consumer Discretionary — 39.6%
Broadcasting & Cable TV — 11.5%
Liberty Global, Inc. - Series C*	1,000,000	$28,890,000
Comcast Corp. - CL A Special	1,300,000	23,361,000
Liberty Media Corp. - Starz - Series A*	300,000	16,404,000
Discovery Communications, Inc. - CL C*	100,000	2,941,000
		71,596,000
Retailing — 9.5%
Liberty Media Corp. -Interactive - Series A*	2,250,000	34,447,500
Cabela’s, Inc. - CL A*	875,000	15,303,750
AutoZone, Inc.*	55,000	9,519,950
		59,271,200
Consumer Services — 7.2%
Coinstar, Inc.*	725,000	23,562,500
Interval Leisure Group, Inc.*	730,000	10,628,800
Weight Watchers International, Inc.	400,000	10,212,000
		44,403,300
Media — 6.3%
The Washington Post Co. - CL B	30,000	13,325,400
Liberty Media Corp. - Capital - Series A*	320,000	11,638,400
Live Nation Entertainment, Inc.*	800,000	11,600,000
Daily Journal Corp.*	39,600	2,644,488
		39,208,288
Education Services — 2.9%
Grand Canyon Education, Inc.*	265,000	6,927,100
ITT Educational Services, Inc.*	40,000	4,499,200
Strayer Education, Inc.	15,000	3,652,800
Apollo Group, Inc. - CL A*	50,000	3,064,500
		18,143,600
Consumer Durables & Apparel — 2.2%
Mohawk Industries, Inc.* (a)	250,000	13,595,000
		246,217,388

	Shares	Value
Financials — 14.6%
Insurance — 10.5%
Berkshire Hathaway, Inc. - CL B*	550,000	$44,698,500
Willis Group Holdings Ltd.	535,000	16,740,150
Brown & Brown, Inc.	225,000	4,032,000
		65,470,650
Mortgage REIT’s — 4.1%
Redwood Trust, Inc.*	1,634,245	25,200,058
		90,670,708
Information Technology — 9.2%
Software & Services — 5.0%
Microsoft Corp.	600,000	17,562,000
ACI Worldwide, Inc.*	350,000	7,213,500
Accenture plc - CL A	150,000	6,292,500
		31,068,000
Technology Hardware & Equipment — 4.2%
Dell, Inc.*	1,750,000	26,267,500
		57,335,500
Health Care — 6.4%
Health Care Equipment & Services — 5.4%
Omnicare, Inc.	700,000	19,803,000
Laboratory Corp. of America Holdings*	180,000	13,627,800
		33,430,800
Managed Health Care — 1.0%
WellPoint, Inc.* (a)	100,000	6,438,000
		39,868,800
Materials — 5.8%
Construction Materials — 5.3%
Eagle Materials, Inc.	550,000	14,597,000
Martin Marietta Materials, Inc.	160,000	13,368,000
Vulcan Materials Co.	100,000	4,724,000
		32,689,000
Metals & Mining — 0.5%
Compass Minerals International, Inc.	40,000	3,209,200
		35,898,200

18 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Shares	Value
Industrials — 2.5%
Industrial Conglomerates — 2.5%
Tyco International Ltd.	400,000	$15,300,000
Telecommunication Services — 2. 4%
Telecommunication Services — 2.4%
Telephone and Data Systems, Inc. - Special	506,150	15,103,516
Energy — 2.0%
Energy — 2.0%
ConocoPhillips	250,000	12,792,500
Other — 0.0%
Other — 0.0%
Adelphia Recovery Trust, Series ACC-7* #	2,310,000	—
Total Common Stocks (Cost $472,629,088)		513,186,612

SHORT-TERM SECURITIES — 19.0%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.01%(b)	33,087,811	$33,087,811
U.S. Treasury Bills, 0.12%, 4/15/10 to 5/20/10(c)	$85,000,000	84,989,785
Total Short-Term Securities (Cost $118,078,889)		118,077,596
Total Investments in Securities (Cost $590,707,977)		631,264,208
Options Written — (0.2%)		(837,500)
Other Liabilities in Excess of Other Assets — (1.3%)		(8,319,362)
Net Assets — 100.0%		$622,107,346
Net Asset Value Per Share		$18.24

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Mohawk Industries, Inc.	Aug. 2010 / $55	125,000	$(537,500)
WellPoint, Inc.	June 2010 / $65	100,000	(300,000)
Total Options Written (premiums received $944,933)			$(837,500)

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued.

(a)	Fully or partially pledged on outstanding written options.

(b)	Rate presented represents the annualized 7-day yield at March 31, 2010.

(c)	Interest rate presented represents the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com 19

HICKORY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Hickory Fund returned +16.0% in the first calendar quarter, compared to a +5.4% return for the S&P 500. A trio of Liberty companies chaired by John Malone led the way during the quarter (Liberty Media - Capital +52%, Liberty Media - Interactive +41% and Liberty Global +32%). Ticketmaster merged with Live Nation, and the combined entity rose more than 70% reflecting bright long-term prospects. Grand Canyon Education (+38%), Cabela’s (+23%) and Willis Group (+20%) generated solid business results and dollar gains for the Fund. Long-time holding LICT Corporation (-15%) is a small telephone and television station operator with a relatively illiquid stock that trades infrequently. The decline paled in comparison to the Fund’s gains and does not necessarily reflect changing business fundamentals.

This report covers the Fund’s fiscal year ended March 31, 2010. For the fiscal year, the Fund returned +61.1% compared to a +49.7% return for the S&P 500. Valuations were quite depressed a year ago, so many of the more extreme percentage gains were from a very low base. Liberty Media – Interactive and Liberty Media – Capital both increased more than 400 percent. Liberty Interactive’s stock rebounded as QVC’s business stabilized and the company addressed liquidity concerns. Liberty Capital is now a much more valuable company due to its opportunistic investment in Sirius XM Radio last spring. In these cases and several others, patience and conviction — simply staying the course — paid dividends. Other examples include Liberty Global, Cabela’s and Mohawk Industries, all of which rose more than 80 percent.

We bought a few new stocks of smaller companies this quarter. Weight Watchers International is the largest provider of weight management services. The company provides group meetings, subscription Internet offerings and proprietary and licensed products under the highly recognized and trusted Weight Watchers brand. The business model requires limited capital, generates operating margins in the mid-20 percent range and produces well over $2 per share of free cash flow. While near-term growth has stalled as consumers have retrenched, the number of overweight and obese people worldwide continues to grow. We think the company is uniquely positioned to help more people while driving enrollments, attendance and engagement over the next several years. In the meantime, the company pays a healthy dividend and can retire debt or buy  back stock with its excess cash flow.

Compass Minerals mines salt that is sold both for highway deicing and consumer and industrial uses. The company also produces specialty potash that is sourced from a large solar evaporation facility at the Great Salt Lake. Specialty potash is applied to high-value crops such as fruits and vegetables. The company’s core businesses benefit from high barriers to entry, concentrated supply and reasonable pricing power. Ascent Media was spun out of Discovery Holdings in late 2008. The company provides creative and digital content management services to the entertainment industry. Ascent also has significant cash reserves on its balance sheet, which it may use to acquire companies over time. John Malone recently joined the board of directors, giving us added confidence that the company will wisely deploy its excess capital.

We sold Berkshire Hathaway as the stock rallied 24% during the quarter and Dell as it rose back into the teens. While both remain core holdings of our other Funds, we sold them in Hickory to focus on smaller companies that we think have comparable or more attractive valuations. Grand Canyon Education and LabCorp replaced these stocks in the Fund’s top 10 holdings. We also bought more shares of The Knot and Energizer Holdings, bringing both into the Fund’s top 20 holdings. Finally, we eliminated our small remaining position in Convera Corporation. The Fund’s residual cash position was unchanged at 20% of net assets at quarter end.

The Hickory Fund invests in a subset of our best smaller company ideas. All of Hickory’s stock investments are in companies with market caps under $10 billion, and half of those companies have market caps of less than $2.5 billion. In the table below we have included comparative returns for the Russell 2500 and the Russell 2500 Value, two indices that represent small and medium sized companies (colloquially known as “smid cap” in industry jargon). As a reminder, we do not and will not manage our Funds to any specific benchmark. Even so, investors may find the supplemental information useful in evaluating the Fund’s longer-term results.

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year
Hickory	16.0%	61.1%	-6.8%	0.6%	1.4%	10.6%
Russell 2500(a)	9.2	65.7	-3.2	4.1	4.8	9.7
Russell 2500 Value(b)	9.6	67.2	-5.1	3.1	8.7	11.0
S&P 500	5.4	49.7	-4.2	1.9	-0.7	7.7

(a)
The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 index, which consists of the 3,000 largest U.S. companies based on market capitalization.

(b)
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

See pages 4 and 21 for additional performance disclosures.

20   Weitz Funds

HICKORY FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Hickory Fund as compared to the S&P 500 over the periods indicated.

Year	Hickory (1)	S&P 500 (2)	Relative Results (1)-(2)
1993 (4/1/93)	20.3%	5.5%	14.8%
1994	-17.3	1.3	-18.6
1995	40.5	37.6	2.9
1996	35.3	23.0	12.3
1997	39.2	33.4	5.8
1998	33.0	28.6	4.4
1999	36.7	21.0	15.7
2000	-17.2	-9.1	-8.1
2001	-4.6	-11.9	7.3
2002	-29.3	-22.1	-7.2
2003	47.9	28.7	19.2

Year	Hickory (1)	S&P 500 (2)	Relative Results (1)-(2)
2004	22.6%	10.9%	11.7%
2005	-0.2	4.9	-5.1
2006	22.8	15.8	7.0
2007	-13.1	5.5	-18.6
2008	-41.6	-37.0	-4.6
2009	36.5	26.5	10.0
2010 (3/31/10)	16.0	5.4	10.6
Since Inception:
Cumulative Return	376.8	259.4	117.4
Avg. Annual Return	9.6	7.8	1.8

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 2000, through March 31, 2010, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2010 was 61.1%, 0.6% and 1.4%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.31% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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22    Weitz Funds

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Liberty Media - Interactive	7.4%
Redwood Trust	5.2
Liberty Global	4.9
Liberty Media - Capital	4.8
Liberty Media - Starz	4.5
Coinstar	4.3
Omnicare	3.6
Willis Group Holdings	3.3
Laboratory Corp. of America	2.9
Grand Canyon Education	2.9
% of Net Assets	43.8%

Industry Sectors
Consumer Discretionary	47.6%
Financials	10.1
Health Care	6.5
Materials	5.2
Information Technology	4.5
Telecommunication Services	2.9
Consumer Staples	2.1
Industrials	0.8
Short-Term Securities/Other	20.3
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended March 31, 2010
Net Purchases ($ mil)
Weight Watchers (new)	$6.0
The Knot	3.4
Energizer Holdings	2.9
Ascent Media (new)	1.6
Martin Marietta Materials	1.6
Other (net)	4.8
$20.3

Net Sales ($ mil)
Berkshire Hathaway (eliminated)	$13.7
Dell (eliminated)	5.4
Liberty Media - Capital	3.4
Corporate Executive Board	2.3
Liberty Global	1.4
$26.2
Net Portfolio Sales	$5.9

Largest Net Contributions to Investment Results for Quarter Ended March 31, 2010
Positive ($ mil)
Liberty Media - Interactive	$4.6
Liberty Media - Capital	4.4
Liberty Global	2.8
Ticketmaster/Live Nation *	2.5
Berkshire Hathaway	1.8
Other (net)	13.9
$30.0
Net Portfolio Gains	$28.7

Negative ($ mil)
LICT	$(0.5)
The Knot	(0.3)
Weight Watchers	(0.3)
Martin Marietta Materials	(0.2)
$(1.3)

* For presentation purposes, securities combined due to merger during the quarter.

www.weitzfunds.com    23

HICKORY FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2010

COMMON STOCKS — 79.7%	Shares	Value
Consumer Discretionary — 47.6%
Retailing — 12.8%
Liberty Media Corp. -
Interactive - Series A*	1,000,000	$15,310,000
Cabela’s, Inc. - CL A*	280,000	4,897,200
AutoZone, Inc.*	25,000	4,327,250
The Buckle, Inc.	50,000	1,838,000
		26,372,450
Broadcasting & Cable TV — 10.9%
Liberty Global, Inc. - Series C*	350,000	10,111,500
Liberty Media Corp. -
Starz - Series A*	170,000	9,295,600
Cumulus Media, Inc. - CL A*	800,000	2,720,000
CIBL, Inc.#	1,005	341,700
		22,468,800
Consumer Services — 8.7%
Coinstar, Inc.*	270,000	8,775,000
Weight Watchers International, Inc.	220,000	5,616,600
Interval Leisure Group, Inc.*	247,990	3,610,734
		18,002,334
Media — 8.4%
Liberty Media Corp. -
Capital - Series A*	270,000	9,819,900
Live Nation Entertainment, Inc.*	350,000	5,075,000
Ascent Media Corp. - CL A*	60,000	1,635,000
The Washington Post Co. - CL B	2,000	888,360
		17,418,260
Education Services — 4.0%
Grand Canyon Education, Inc.*	225,000	5,881,500
Strayer Education, Inc.	5,000	1,217,600
ITT Educational Services, Inc.*	10,000	1,124,800
		8,223,900
Consumer Durables & Apparel — 2.8%
Mohawk Industries, Inc.* (a)	105,000	5,709,900
		98,195,644

	Shares	Value
Financials — 10.1%
Mortgage REIT’s — 5.1%
Redwood Trust, Inc.*	690,000	$10,639,800
Insurance — 4.9%
Willis Group Holdings Ltd.	218,683	6,842,591
Brown & Brown, Inc.	180,000	3,225,600
		10,068,191
Thrifts & Mortgage Finance — 0.1%
Tree.com, Inc.*	20,000	183,000
		20,890,991
Health Care — 6.5%
Health Care Equipment & Services — 6.5%
Omnicare, Inc.	260,000	7,355,400
Laboratory Corp. of America Holdings*	80,000	6,056,800
		13,412,200
Materials — 5.2%
Construction Materials — 4.6%
Martin Marietta Materials, Inc.	58,900	4,921,095
Eagle Materials, Inc.	170,000	4,511,800
		9,432,895
Metals & Mining — 0.6%
Compass Minerals International, Inc.	15,000	1,203,450
		10,636,345
Information Technology — 4.5%
Software & Services — 4.5%
ACI Worldwide, Inc.*	263,600	5,432,796
The Knot, Inc.*	498,201	3,895,932
		9,328,728
Telecommunication Services — 2.9%
Telecommunication Services — 2.9%
Telephone and Data Systems, Inc. -
Special	112,500	3,357,000
LICT Corp.* #	1,005	2,537,625
		5,894,625

The accompanying notes form an integral part of these financial statements.

24    Weitz Funds

	Shares	Value
Consumer Staples — 2.1%
Household & Personal Products — 2.1%
Energizer Holdings, Inc.*	70,000	$4,393,200
Industrials — 0.8%
Professional Services — 0.8%
The Corporate Executive Board Co.	60,000	1,595,400
Total Common Stocks (Cost $140,833,735)		164,347,133

SHORT-TERM SECURITIES — 20.6%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.01%(b)	17,390,692	$17,390,692
U.S. Treasury Bill 0.12% 4/15/10(c)	$25,000,000	24,998,575
Total Short-Term Securities (Cost $42,389,574)		42,389,267
Total Investments in Securities (Cost $183,223,309)		206,736,400
Options Written — (0.1%)		(215,000)
Other Liabilities in Excess of Other Assets — (0.2%)		(405,509)
Net Assets — 100.0%		$206,115,891
Net Asset Value Per Share		$31.77

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Mohawk Industries, Inc.	Aug. 2010 / $55	50,000	$(215,000)
Total Options Written (premiums received $218,747)			$(215,000)

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued.

(a)	Fully or partially pledged on outstanding written options.

(b)	Rate presented represents the annualized 7-day yield at March 31, 2010.

(c)	Interest rate presented represents the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.

www.weitzfunds.com    25

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz
The Partners III Opportunity Fund returned +16.0% in the first calendar quarter, compared to a +5.4% return for the S&P 500. Berkshire Hathaway-CL B rose 24% during the quarter. The company completed the Burlington Northern acquisition, and Berkshire was subsequently added to the S&P 500 creating a wave of new demand for the stock. We trimmed our holdings modestly but believe the business remains undervalued. A trio of Liberty companies chaired by John Malone continued to climb during the quarter (Liberty Media - Capital +52%, Liberty Media - Interactive +41% and Liberty Global +32%).Ticketmaster merged with Live Nation, and the combined entity rose more than 70% reflecting bright long-term prospects. Grand Canyon Education (+38%), Coinstar (+17%) and Omnicare (+17%) generated solid business results and dollar gains for the Fund. Partners III’s short positions detracted modestly from the quarter’s results, which is not unusual in a rising stock market.

This report covers the Fund’s fiscal year ended March 31, 2010. For the fiscal year, the Fund returned +62.1% compared to a +49.7% return for the S&P 500. Valuations were quite depressed a year ago, so many of the more extreme percentage gains were from a very low base. Liberty Media – Interactive and Liberty Media – Capital both increased more than 400 percent. Liberty Interactive’s stock rebounded as QVC’s business stabilized and the company addressed liquidity concerns. Liberty Capital is now a much more valuable company due to its opportunistic investment in Sirius XM Radio last spring. In these cases and several others, patience and conviction — simply staying the course — paid dividends. The wide-ranging list includes Tyco and Liberty Global, which more than doubled, plus Cabela’s (+92%), WellPoint (+70%), Microsoft (+62%) and Berkshire Hathaway-CL B (+44%). Not surprisingly, the Fund’s short positions detracted modestly from the fiscal year’s results.

We purchased a handful of new stocks during the quarter. Weight Watchers International is the largest provider of weight management services. The company provides group meetings, subscription Internet offerings and proprietary and licensed products under the highly recognized and trusted Weight Watchers brand. The business model requires limited capital, generates operating margins in the mid-20 percent range and produces well over $2 per share of free cash flow. While near-term growth has stalled as consumers have retrenched, the number of overweight and obese people worldwide continues to grow. We think the company is uniquely positioned to help more people while driving enrollments, attendance and engagement over the next several years. In the meantime, the company pays a healthy dividend and can retire debt or buy back stock with its excess cash flow.

Accenture plc is a leading management consulting, technology services and outsourcing company. The company has a desirable, long-tenured client list and a pristine balance sheet. This terrific business has generated significant free cash flow throughout a very challenging environment. As global business conditions improve, we think their results may surprise to the upside. AutoZone is a leading retailer of automotive replacement parts and accessories. AutoZone caters to “do-it-yourself” retail customers, complemented by a growing commercial distribution business. The stores operate at attractive profit margins, driving strong cash flows, which management ably allocates to profitable new store growth and share repurchase. Finally, we established a small position in Energizer Holdings, which makes batteries and personal care products.

We initiated a share class pair trade in Discovery Communications that highlights the flexibility and unique attributes of Partners III Opportunity. Discovery’s Class A shares trade at a substantial 15% premium to its Class C shares. We would expect the Class A shares to trade at a modest premium due to their voting rights and liquidity advantages versus the Class C shares. In our view, however, the current 15% spread is not economically justified. So, we bought the Class C shares and shorted the Class A shares. The net position profits if the dollar spread between the two share classes eventually narrows. In the meantime, we also can trade around the two sides of the position as conditions warrant. In other activity, we sold Burlington Northern and XTO Energy as both companies were set to be acquired. We also eliminated the Fund’s UnitedHealth Group holdings as well as our small remaining position in Convera Corporation.

The Fund is 77% “net long” at quarter end, little changed from the December quarter. Long positions equal 94% of net assets and short positions are more than 17% of net assets. The Fund’s short positions remain concentrated in broad-based small and mid-cap stock ETF’s. In the table below we have included comparative returns for two established all-cap indices, the Russell 3000 and the Russell 3000 Value. As a reminder, we do not and will not manage our Funds to any specific benchmark. Even so, investors may find the supplemental information useful in evaluating the Fund’s longer-term results.

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners III	16.0%	62.1%	-1.7%	3.2%	9.8%	13.3%	12.8%	12.7%
Russell 3000(a)	5.9	52.4	-4.0	2.4	-0.1	7.9	N/A	N/A
Russell 3000 Value(b)	7.1	54.5	-7.2	1.2	3.5	8.8	N/A	N/A
S&P 500	5.4	49.7	-4.2	1.9	-0.7	7.7	8.6	10.4

(a)	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.

(b)
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

See pages 4 and 27 for additional performance disclosures.

26    Weitz Funds

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (the “Partnership”).

Year	Partner III (1)	S&P 500 (2)	Relative Results (1)-(2)
1983 (6/1/83)	8.6%	4.2%	4.4%
1984	11.2	6.1	5.1
1985	38.6	31.6	7.0
1986	8.5	18.6	-10.1
1987	-1.4	5.1	-6.5
1988	19.5	16.6	2.9
1989	19.4	31.7	-12.3
1990	-5.5	-3.1	-2.4
1991	23.2	30.5	-7.3
1992	13.5	7.6	5.9
1993	32.3	10.1	22.2
1994	-11.1	1.3	-12.4
1995	43.3	37.6	5.7
1996	25.0	23.0	2.0
1997	37.1	33.4	3.7
1998	10.9	28.6	-17.7

Year	Partner III (1)	S&P 500 (2)	Relative Results (1)-(2)
1999	10.6%	21.0%	-10.4%
2000	32.4	-9.1	41.5
2001	6.6	-11.9	18.5
2002	-16.1	-22.1	6.0
2003	42.6	28.7	13.9
2004	22.1	10.9	11.2
2005	-0.7	4.9	-5.6
2006	20.4	15.8	4.6
2007	-12.9	5.5	-18.4
2008	-34.4	-37.0	2.6
2009	42.0	26.5	15.5
2010 (3/31/10)	16.0	5.4	10.6
Since Inception:
Cumulative Return	2,672.6	1,322.3	1,350.3
Avg. Annual Return	13.2	10.4	2.8

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 2000, through March 31, 2010 as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of Partners III for the one, five and ten year periods ended March 31, 2010 was 62.1%, 3.2% and 9.8%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.82% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of Partners III is measured from June 1, 1983, the inception of the Partnership. As of December 30, 2005, Partners III succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of Partners III are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

www.weitzfunds.com    27

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28    Weitz Funds

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway	10.2%
Liberty Media - Interactive	7.2
Liberty Media - Capital	5.3
Liberty Global	4.8
Redwood Trust	4.8
Dell	4.4
Liberty Media - Starz	4.0
Coinstar	3.8
Microsoft	3.2
Omnicare	3.1
% of Net Assets	50.8%

Industry Sectors
Consumer Discretionary	46.1%
Financials	17.5
Information Technology	14.8
Health Care	4.5
Materials	3.1
Energy	3.1
Industrials	2.5
Telecommunication Services	1.5
Consumer Staples	0.5
Corporate Bonds	0.7
Total Long Positions	94.3
Securities Sold Short	(17.7)
Net Long Positions	76.6
Short Proceeds/Other	23.4
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended March 31, 2010
Net Purchases ($ mil)
Weight Watchers (new)	$7.9
Discovery Communications (new)	5.7
Dell	4.0
The Knot	3.9
Accenture (new)	2.9
Other (net)	1.9
$26.3
Net Portfolio Purchases	$4.8

Net Sales ($ mil)
Burlington Northern (eliminated)	$5.5
Short Positions	5.4
Berkshire Hathaway	4.7
Liberty Global	4.2
Liberty Media - Capital	1.7
$21.5

Largest Net Contributions to Investment Results for Quarter Ended March 31, 2010
Positive ($ mil)
Berkshire Hathaway	$6.1
Liberty Media - Interactive	5.8
Liberty Media - Capital	5.5
Liberty Global	4.2
Ticketmaster/Live Nation*	3.3
Other (net)	17.4
$42.3
Net Portfolio Gains	$37.1

Negative ($ mil)
Short Positions	$(4.1)
Google	(0.4)
Microsoft	(0.3)
Weight Watchers	(0.2)
Martin Marietta Materials	(0.2)
$(5.2)

* For presentation purposes, securities combined due to merger during the quarter.

www.weitzfunds.com   29

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2010

COMMON STOCKS — 93.6%	Shares	Value
Consumer Discretionary — 46.1%
Broadcasting & Cable TV — 15.4%
Liberty Global, Inc. - Series C* (a)	460,700	$13,309,623
Liberty Media Corp. -
Starz - Series A*	200,000	10,936,000
Comcast Corp. - CL A Special	450,000	8,086,500
Discovery Communications, Inc. - CL C*	200,000	5,882,000
Cumulus Media, Inc. - CL A*	1,220,000	4,148,000
		42,362,123
Retailing — 9.7%
Liberty Media Corp. -
Interactive - Series A* (a)	1,290,000	19,749,900
Cabela’s, Inc. - CL A* (a)	300,000	5,247,000
AutoZone, Inc.*	10,000	1,730,900
		26,727,800
Media — 8.8%
Liberty Media Corp. -
Capital - Series A* (a)	400,000	14,548,000
Live Nation Entertainment, Inc.*	550,000	7,975,000
The Washington Post Co. - CL B(a)	4,000	1,776,720
		24,299,720
Consumer Services — 7.9%
Coinstar, Inc.*	320,000	10,400,000
Weight Watchers International, Inc.	300,000	7,659,000
Interval Leisure Group, Inc.*	240,000	3,494,400
		21,553,400
Education Services — 2.3%
Grand Canyon Education, Inc.*	243,100	6,354,634
Consumer Durables & Apparel — 2.0%
Mohawk Industries, Inc.* (a)	100,000	5,438,000
		126,735,677

	Shares	Value
Financials — 17.5%
Insurance — 12.7%
Berkshire Hathaway, Inc. - CL B* (a)	270,000	$21,942,900
Berkshire Hathaway, Inc. - CL A* (a)	50	6,090,000
Willis Group Holdings Ltd.	220,000	6,883,800
		34,916,700
Mortgage REIT’s — 4.8%
Redwood Trust, Inc.* (a)	850,000	13,107,000
		48,023,700
Information Technology — 14.8%
Software & Services — 10.3%
Microsoft Corp.	300,000	8,781,000
ACI Worldwide, Inc.*	270,000	5,564,700
Google, Inc. - CL A* (a)	8,000	4,536,080
The Knot, Inc.*	494,599	3,867,764
Accenture plc - CL A	70,000	2,936,500
Intelligent Systems Corp.* # †	2,270,000	2,792,100
		28,478,144
Technology Hardware & Equipment — 4.5%
Dell, Inc.*	800,000	12,008,000
Continental Resources* #	700	280,000
		12,288,000
		40,766,144
Health Care — 4.5%
Health Care Equipment & Services — 3.1%
Omnicare, Inc.(a)	300,000	8,487,000
Managed Health Care — 1.4%
WellPoint, Inc.* (a)	60,000	3,862,800
		12,349,800
Materials — 3.1%
Construction Materials — 3.1%
Eagle Materials, Inc.	200,000	5,308,000
Martin Marietta Materials, Inc.	40,000	3,342,000
		8,650,000

The accompanying notes form an integral part of these financial statements.

30    Weitz Funds

	Shares	Value
Energy — 3.1%
Energy — 3.1%
ConocoPhillips	150,000	$7,675,500
EOG Resources, Inc.	10,000	929,400
		8,604,900
Industrials — 2.5%
Industrial Conglomerates — 1.8%
Tyco International Ltd.	130,000	4,972,500
Professional Services — 0.7%
The Corporate Executive Board Co.	70,000	1,861,300
		6,833,800
Telecommunication Services — 1.5%
Telecommunication Services — 1.5%
Telephone and Data Systems, Inc. - Special(a)	132,500	3,953,800
Consumer Staples — 0.5%
Household & Personal Products — 0.5%
Energizer Holdings, Inc.*	20,000	1,255,200
Total Common Stocks (Cost $200,687,051)		257,173,021

PUT OPTIONS* — 0.0%	Expiration date/Strike price	Shares subject to option	Value
Put Options
Sears Holdings Corp. (premiums paid $77,450)	June 2010 / $100	10,000	37,000

CORPORATE BONDS — 0.7%	Principal amount	Value
Mohawk Industries, Inc. 6.5% 1/15/11 (Cost $1,893,751)	$2,000,000	2,090,000

SHORT-TERM SECURITIES — 6.8%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)
(Cost $18,720,954)	18,720,954	$18,720,954
Total Investments in Securities (Cost $221,379,206)		278,020,975
Due From Broker(a) — 17.5%		48,000,622
Securities Sold Short — (17.5%)		(48,147,000)
Options Written — (0.2%)		(515,000)
Other Liabilities in Excess of Other Assets — (0.9%)		(2,566,796)
Net Assets — 100.0%		$274,792,801
Net Asset Value Per Share		$10.15

SECURITIES SOLD SHORT — (17.5%)
Discovery Communications, Inc. - CL A	200,000	$(6,758,000)
Ishares Dow Jones U.S. Real Estate Fund	60,000	(2,986,800)
Ishares Russell 2000 Fund	220,000	(14,918,200)
Ishares Russell 2000 Value Fund	200,000	(12,768,000)
Ishares Russell Midcap Fund	120,000	(10,716,000)
Total Securities Sold Short (proceeds $57,686,984)		$(48,147,000)

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Mohawk Industries, Inc.	Aug. 2010 / $55	50,000	$(215,000)
WellPoint, Inc.	June 2010 / $65	60,000	(180,000)
			(395,000)
Uncovered Call Options
Sears Holdings Corp.	June 2010 / $100	10,000	(120,000)
Total Options Written (premiums received $528,135)			$(515,000)

*	Non-income producing

†	Controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

(b)	Rate presented represents the annualized 7-day yield at March 31, 2010.

The accompanying notes form an integral part of these financial statements.

www.weitzfunds.com    31

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton
The Balanced Fund had a solid first calendar quarter with a +7.0% return compared to a +3.8% return for the Blended Index. Berkshire Hathaway rose 24% during the quarter. The company completed the Burlington Northern acquisition, and Berkshire was subsequently added to the S&P 500 creating a wave of new demand for the stock. We trimmed our holdings materially but believe the business remains undervalued. Ticketmaster merged with Live Nation, and the combined entity rose more than 70% reflecting bright long-term prospects. A pair of Liberty companies chaired by John Malone continued to climb during the quarter (Liberty Media – Interactive +41% and Liberty Global +33%). Other notable contributors included Grand Canyon Education (+38%) and Coinstar’s common stock and convertible bonds. Construction materials stocks Vulcan Materials (-10%) and Martin Marietta Materials (-6%) declined modestly as volumes remained weak, but recent railcar loading data for aggregates has been more encouraging.

This report covers the Fund’s fiscal year ended March 31, 2010. For the fiscal year, the Fund returned +39.0% compared to a +32.6% return for the Blended Index. Valuations were quite depressed a year ago, so many of the more extreme percentage gains were from a very low base. Liberty Media – Interactive increased more than 400 percent as QVC’s business stabilized and the company addressed liquidity concerns. American Express, Ticketmaster, Liberty Global and Discovery Communications all more than doubled as consumer and financial stocks rebounded. In these cases and several others, patience and conviction —simply staying the course — paid dividends. Other wide-ranging examples include Cabela’s (+92%), Microsoft (+62%), Mohawk Industries (+82%) and Berkshire Hathaway (+44%).

The Fund’s fixed income results were terrific during the fiscal year, especially in higher yielding corporate bonds. In retrospect, we should have done even more on the corporate side. Now, however, the outlook has changed considerably and not for the better. Prospective returns for most bonds appear to be modest. Our corporate exposure is 11% of net assets, and we do not see many opportunities at today’s prices. Mortgage-backed securities (MBS) account for another 9% of net assets as pre-payments continue to shrink our exposure. Our holdings remain largely concentrated in seasoned, federal agency MBS with relatively short expected lives. These securities offer reasonable coupon income with little risk of negative surprises. We continue to avoid Treasury securities at current price levels.

We bought two new stocks during the quarter, The Progressive Corporation and Weight Watchers International. Progressive is the nation’s fourth largest insurer of personal and commercial automobiles. The company has a strong consumer brand, a long history of product innovation and a relatively low-cost position, especially in the growing direct distribution channel.Consequently, we think the company can continue to underwrite more profitably than the broader industry and is poised to capture additional market share over time.

Weight Watchers International is the largest provider of weight management services. The company provides group meetings, subscription Internet offerings and proprietary and licensed products under the highly recognized and trusted Weight Watchers brand. The business model requires limited capital, generates operating margins in the mid-20 percent range and produces well over $2 per share of free cash flow. While near-term growth has stalled as consumers have retrenched, the number of overweight and obese people worldwide continues to grow. We think the company is uniquely positioned to help more people while driving enrollments, attendance and engagement over the next several years. In the meantime, the company pays a healthy dividend and can retire debt or buy back stock with its excess cash flow.

We sold XTO Energy and Potash Corporation of Saskatchewan at healthy gains during the quarter. Exxon Mobil is acquiring XTO, and we think the stock’s remaining stand-alone upside is limited. Potash’s stock simply reached our estimate of value. We added to our positions in Brown & Brown and ConocoPhillips, among others. We also trimmed Cabela’s, Liberty Global and Liberty Media – Interactive. Interestingly, Balanced is now the only fund in the Weitz equity family without a Liberty-related entity in the top 10 holdings.

The Fund’s equity exposure is relatively unchanged at 54% of net assets. Various bonds represent another 21%, while cash reserves account for the remaining 25% of net assets. This allocation falls out of our bottom-up search for value. To paraphrase our friend Tom Gayner from Markel, stocks appear to offer the best risk/reward profile among assets “almost by process of elimination.” We agree, especially versus traditional fixed income alternatives. While we have room for more equities and bonds, incremental purchases are likely to be in common stocks when the odds are stacked heavily in our favor.

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	Since Inception
Balanced Fund	7.0%	39.0%	-1.6%	2.5%	4.0%
Blended Index	3.8	32.6	-0.1	3.2	4.5
S&P 500	5.4	49.7	-4.2	1.9	4.6
Barclays Intermediate Credit	1.5	6.9	5.9	5.2	4.3

See page 4 for additional performance disclosures.

32    Weitz Funds

BALANCED FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Balanced Fund as compared to the Blended Index over the periods indicated.

Year	Balanced (1)	Blended (2)	Relative Results (1)-(2)
2003 (10/1/03)	3.8%	7.3%	-3.5%
2004	11.8	7.7	4.1
2005	1.7	3.6	-1.9
2006	14.3	11.1	3.2
2007	-5.3	6.2	-11.5
2008	-26.8	-20.2	-6.6

Year	Balanced (1)	Blended (2)	Relative Results (1)-(2)
2009	28.8%	18.0%	10.8%
2010 (3/31/10)	7.0	3.8	3.2

Since Inception:
Cumulative Return	28.9	32.9	-4.0
Avg. Annual Return	4.0	4.5	-0.5

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Balanced Fund for the period October 1, 2003, through March 31, 2010, as compared with the growth of the Blended Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one year, five year and since inception periods ended March 31, 2010 was 39.0%, 2.5% and 4.0%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 1.18% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

www.weitzfunds.com    33

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34    Weitz Funds

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Redwood Trust	2.4%
Microsoft	2.3
Dell	2.2
Martin Marietta Materials	2.1
Coinstar	2.1
Berkshire Hathaway	2.1
Comcast	2.1
United Parcel Service	2.1
Omnicare	2.0
Laboratory Corp. of America	1.9
% of Net Assets	21.3%

Industry Sectors
Consumer Discretionary	21.5%
Financials	7.8
Information Technology	6.5
Materials	6.2
Health Care	4.0
Consumer Staples	3.6
Energy	2.1
Industrials	2.1
Total Common Stocks	53.8%
Short-Term Securities/Other	24.7%
Corporate Bonds	11.2
Mortgage-Backed Securities	8.9
Convertible Bonds	1.0
Taxable Municipal Bonds	0.4
Total Bonds & Short-Term Securities	46.2%
Net Assets	100.0%

Largest Net Contributions to Investment Results for Quarter Ended March 31, 2010
Positive (000’s)
Berkshire Hathaway	$635
Ticketmaster/Live Nation*	580
Liberty Media - Interactive	423
Grand Canyon Education	421
Liberty Global	413
Other (net)	3,098
$5,570
Net Portfolio Gains	$5,231

Negative (000’s)
Monsanto	$(90)
Martin Marietta Materials	(71)
Vulcan Materials	(66)
Microsoft	(59)
Weight Watchers	(53)
$(339)

* For presentation purposes, securities combined due to merger during the quarter.

www.weitzfunds.com    35

BALANCED FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2010

COMMON STOCKS — 53.8%	Shares	Value
Consumer Discretionary — 21.5%
Broadcasting & Cable TV — 5.6%
Comcast Corp. - CL A Special	90,000	$1,617,300
Liberty Global, Inc. - Series A*	40,000	1,166,400
Liberty Media Corp. -
Starz - Series A*	15,000	820,200
Discovery Communications, Inc. - CL C*	25,000	735,250
		4,339,150
Education Services — 4.9%
Grand Canyon Education, Inc.*	50,000	1,307,000
Strayer Education, Inc.	5,000	1,217,600
Apollo Group, Inc. - CL A*	12,500	766,125
ITT Educational Services, Inc.*	5,000	562,400
		3,853,125
Consumer Services — 4.5%
Coinstar, Inc.*	50,100	1,628,250
Weight Watchers International, Inc.	45,000	1,148,850
Interval Leisure Group, Inc.*	50,000	728,000
		3,505,100
Retailing — 4.1%
Liberty Media Corp. -
Interactive - Series A*	90,000	1,377,900
Cabela’s, Inc. - CL A*	53,500	935,715
AutoZone, Inc.*	5,000	865,450
		3,179,065
Media — 1.4%
Live Nation Entertainment, Inc.*	75,000	1,087,500
Consumer Durables & Apparel — 1.0%
Mohawk Industries, Inc.*	15,000	815,700
		16,779,640
Financials — 7.8%
Insurance — 5.4%
Berkshire Hathaway, Inc. - CL B*	20,000	1,625,400
Willis Group Holdings Ltd.	40,000	1,251,600
Brown & Brown, Inc.	50,000	896,000
The Progressive Corp.	25,000	477,250
		4,250,250
Mortgage REIT’s — 2.4%
Redwood Trust, Inc.*	120,000	1,850,400
		6,100,650

	Shares	Value
Information Technology — 6.5%
Software & Services — 4.3%
Microsoft Corp.	60,000	$1,756,200
Accenture plc - CL A	20,000	839,000
ACI Worldwide, Inc.*	36,000	741,960
		3,337,160
Technology Hardware & Equipment — 2.2%
Dell, Inc.*	115,000	1,726,150
		5,063,310
Materials — 6.2%
Construction Materials — 4.5%
Martin Marietta Materials, Inc.	20,000	1,671,000
Eagle Materials, Inc.	40,000	1,061,600
Vulcan Materials Co.	17,500	826,700
		3,559,300
Fertilizers & Agricultural Chemicals — 1.1%
Monsanto Co.	12,000	857,040
Metals & Mining — 0.6%
Compass Minerals International, Inc.	5,500	441,265
		4,857,605
Health Care — 4.0%
Health Care Equipment & Services — 4.0%
Omnicare, Inc.	55,000	1,555,950
Laboratory Corp. of America Holdings*	20,000	1,514,200
		3,070,150
Consumer Staples — 3.6%
Food Beverage & Tobacco — 1.7%
Diageo plc - Sponsored ADR	20,000	1,349,000
Hypermarkets & Super Centers — 1.1%
Wal-Mart Stores, Inc.	15,000	834,000
Household & Personal Products — 0.8%
The Procter & Gamble Co.	10,000	632,700
		2,815,700

The accompanying notes form an integral part of these financial statements.

36    Weitz Funds

	Principal amount or shares	Value
Energy — 2.1%
Energy — 2.1%
ConocoPhillips	15,000	$767,550
EOG Resources, Inc.	4,500	418,230
Apache Corp.	2,500	253,750
Devon Energy Corp.	3,500	225,505
		1,665,035
Industrials — 2.1%
Transportation — 2.1%
United Parcel Service, Inc. - CL B	25,000	1,610,250
Total Common Stocks (Cost $35,108,196)		41,962,340

CORPORATE BONDS — 11.2%
American Express Credit Corp.
7.3% 8/20/13	$650,000	730,119
Berkshire Hathaway Finance Corp.
4.2% 12/15/10	300,000	307,154
Comcast Corp.
6.5% 1/15/15	300,000	338,045
4.95% 6/15/16	193,000	201,472
Dell, Inc.
5.625% 4/15/14	250,000	275,353
Host Hotels & Resorts LP
6.875% 11/01/14	500,000	507,500
JP Morgan Chase & Co.
4.75% 5/01/13	100,000	106,665
Level 3 Financing, Inc.
9.25% 11/01/14	750,000	735,000
Liberty Media LLC
5.7% 5/15/13	750,000	753,750
Markel Corp.
6.8% 2/15/13	300,000	324,107
Mohawk Industries, Inc.
6.5% 1/15/11	400,000	418,000
QVC, Inc.
7.125% 4/15/17(d)	400,000	404,500
Texas Industries, Inc.
7.25% 7/15/13	250,000	246,875

	Principal amount or shares	Value
Time Warner Cable, Inc.
5.4% 7/02/12	$250,000	$268,518
7.5% 4/01/14	120,000	138,655
USG Corp.
6.3% 11/15/16	800,000	720,000
Valmont Industries, Inc.
6.875% 5/01/14	350,000	357,875
WellPoint, Inc.
6.0% 2/15/14	250,000	275,070
Wells Fargo & Co.
3.98% 10/29/10	250,000	254,746
4.375% 1/31/13	750,000	792,034
Willis North America, Inc.
6.2% 3/28/17	250,000	253,629
WM Wrigley Jr. Co.
4.3% 7/15/10	350,000	352,994
Total Corporate Bonds (Cost $7,776,135)		8,762,061

CONVERTIBLE BONDS — 1.0%
Coinstar, Inc. 4% 9/01/14 (Cost $742,695)	750,000	808,125

MORTGAGE-BACKED SECURITIES — 8.9%(c)
Federal Home Loan Mortgage Corporation — 4.7%
Collateralized Mortgage Obligations — 4.7%
2665 CL WY — 4.5% 2027 (0.1 years)	62,123	62,159
3028 CL MB — 5.0% 2026 (0.4 years)	122,405	124,226
2945 CL PC — 5.5% 2028 (0.5 years)	435,839	443,171
3200 CL AD — 5.5% 2029 (0.7 years)	290,644	298,317
2975 CL OD — 5.5% 2027 (0.8 years)	800,000	824,404
R001 CL AE — 4.375% 2015 (0.9 years)	230,038	235,902
2831 CL AB — 5.0% 2018 (1.4 years)	159,173	166,684
2542 CL LD — 5.0% 2022 (1.5 years)	491,961	516,163
2926 CL AB — 5.0% 2019 (1.5 years)	423,714	443,772
2627 CL LE — 3.0% 2017 (1.8 years)	502,450	514,317
		3,629,115

The accompanying notes form an integral part of these financial statements.

www.weitzfunds.com    37

BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

	Principal amount	Value
Federal National Mortgage Association — 3.4%
Collateralized Mortgage Obligations — 3.4%
2002-55 CL VA — 5.5% 2013 (0.1 years)	$60,379	$60,466
2003-4 CL PD — 5.0% 2016 (0.5 years)	353,054	359,425
2005-59 CL PB — 5.5% 2028 (1.1 years)	650,000	677,285
2003-83 CL VA — 5.5% 2014 (1.3 years)	208,944	219,432
2002-91 CL QG — 5.0% 2018 (2.6 years)	750,000	798,232
2003-9 CL DB — 5.0% 2018 (3.6 years)	500,000	535,431
		2,650,271
Non-Government Agency — 0.8%
Collateralized Mortgage Obligations — 0.8%
CDMC 2003-7P CL A4 — 3.37% 2017
(Adjustable Rate) (1.4 years)(d)	463,992	434,502
Chase 2004-S1 CL A6 — 4.5% 2019 (3.0 years)	242,210	219,357
		653,859
Total Mortgage-Backed Securities (Cost $6,701,286)		6,933,245

TAXABLE MUNICIPAL BONDS — 0.4%
University of California 4.85% 5/15/13 (Cost $298,710)	300,000	323,847

SHORT-TERM SECURITIES — 24.3%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	1,910,746	$1,910,746
U.S. Treasury Bills, 0.12% to 0.13%,
4/15/10 to 5/20/10(b)	$17,000,000	16,997,755
Total Short-Term Securities (Cost $18,908,720)		18,908,501
Total Investments in Securities (Cost $69,535,742)		77,698,119
Other Assets Less Other Liabilities — 0.4%		271,304
Net Assets — 100.0%		$77,969,423
Net Asset Value Per Share		$10.59

*	Non-income producing

(a)	Rate presented represents the annualized 7-day yield at March 31, 2010. (b) Interest rates presented represent the yield to maturity at the date of purchase.

(c)	Number of years indicated represents estimated average life of mortgage-backed securities.

(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.

38    Weitz Funds

SHORT- INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Short-Intermediate Income Fund returned +1.8% in the first calendar quarter, compared to a +1.5% return for the Barclays Capital Intermediate U.S.Government/Credit Index (BCIGC), our Fund’s primary benchmark. For the fiscal year ended March 31, 2010, the Short-Intermediate Income Fund’s total return was +10.5%, compared to a +6.9% return for the BCIGC. The table at the conclusion of this discussion shows returns for our Fund (after deducting fees and expenses) over various holding periods and returns for three Barclays Capital U.S. Government/Credit Indexes (Intermediate, 1-5 year and 1-3 year) for comparison purposes.

Fiscal 2010 Review
What a difference a year can make. Last year at this time, we wrote about some of the widest range of returns on record for fixed-income investors as Treasury bond prices soared and corporate bond prices fell. While a similar theme of wide returns occurred in the past year, the roles were dramatically reversed. Corporate bonds and other credit sensitive securities were the star performers in the fiscal year that ended March 31, 2010. Hints of economic recovery and strong inflows into fixed-income funds helped to narrow credit spreads from historically wide levels reached a year ago. A broad measure of corporate bond spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) composed by Merrill Lynch fell to 160 basis points as of March 31, down an additional 30 basis points in the quarter (a basis point represents one one-hundredth of a percentage point). Over the course of the past fiscal year, corporate bond spreads have declined more than 4% (400 basis points) for higher quality bonds and 10% (1,000 basis points) for lower quality or non-investment grade bonds. This re-pricing of credit risk in fiscal 2010 and subsequent rally in corporate bond prices helped to generate sizable returns for investors, our Fund included.

U.S. Treasury bonds, however, were the performance laggards in the past fiscal year, as if on cue to Warren Buffett’s bearish commentary regarding U.S. Treasury bonds in his 2008 Berkshire Hathaway annual report.

Ten-year Treasury bonds, for example, generated a negative 6.3% total return in the past 12 months while thirty-year Treasury bonds declined approximately 15%, some of the largest declines on record. Currently, U.S. Treasury interest rates remain low by historical standards and may continue to rise based on the economic recovery that appears to be unfolding. However, a repeat of the past year’s price declines (increase in rates) seems unlikely given the tenuousness of the recovery as evidenced by stubbornly high unemployment and large resource slack present in the economy.

Our portfolio performed well in the past fiscal year, meaningfully exceeding the BCIGC, our Fund’s primary benchmark. Turning to portfolio metrics as compared to a year ago, the average maturity of our Fund has increased to 3.9 from 3.3 years. The duration has increased to 1.9 from 1.8 years, and the average coupon has fallen to 4.3% from 4.8%. The average credit quality of our portfolio remains high at AA- with approximately 60% of the portfolio invested in AAA-rated securities, U.S. Treasury, U.S. government agency-guaranteed Mortgage-Backed Securities (MBS) and cash.

Principal contributors to our Fund’s results came from every component of our corporate bond investments as the dramatic decline of credit spreads favorably impacted the prices of all of our investments and added to the coupon income we earned on our bonds. Key contributors in the investment-grade segment (the largest) of our Fund included bonds issued by American Express, Goldman Sachs, JP Morgan, Markel Corp., Swiss RE, Wells Fargo and Willis North America. Our Fund’s non-investment grade holdings, currently about 12.3% of total net assets, appreciated the most in the past year. This segment was lead by the nearly 70% total return of the bonds of USG Corporation, a leading manufacturer and distributor of building materials. Overall, our corporate bond weighting remained unchanged from a year ago at 35%. In reflecting on the strong corporate bond performance of the past year another comment from Warren Buffett came to mind, this time from the 2009 Berkshire Hathaway annual report – ”When it’s raining gold, reach for a bucket, not a thimble.” We certainly made meaningful progress in

www.weitzfunds.com    39

taking advantage of the historic opportunities in credit-related investments in the past year-plus. In hindsight (always 20-20), however, we should have done more.

Mortgage-Backed Securities (MBS), currently 28% of Fund net assets, also added to our results in the past year. Prices rose (spreads declined) primarily as a result of the federal government’s decision to support the country’s housing market by directly purchasing $1.25 trillion of agency MBS. The government’s activities were concentrated in the new-issue market and concluded on March 31, 2010. Our mortgage investments are focused in seasoned (mortgages issued in 2005 or earlier) Fannie Mae and Freddie Mac MBS that we have selected based on specific characteristics that we believe mitigate the risk of higher prepayment levels. More importantly, we also seek to minimize extension risk (the possibility the average life of our investments lengthen meaningfully beyond our original assumptions) should interest rates rise.

No portfolio segment detracted from Fund results in the past year. U.S. Treasury bonds continue to represent a small portion of Fund assets, currently 7.6% compared to approximately 1% a year ago. Despite the negative returns the Treasury market experienced in the past year, this segment of our Fund was neutral to portfolio results as we judiciously (and modestly) added to our exposure as rates rose during the year.

Outlook
The dramatic re-pricing of credit risk last year was a welcome benefit to our Fund’s fiscal 2010 results as both absolute and relative returns were strong. Today’s lower credit spreads and still low Treasury interest rates, however, leave us with a more subdued outlook for future bond investor returns as those returns are principally driven by the interest income earned (and reinvested) over the life of the investment. While the prospects for inflation, the bond investor’s boogeyman, appear low for the remainder of 2010, we remain wary of the longer-term inflationary implications of the enormous deficit spending to combat the credit crisis. Consequently, we expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

	Total Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Short - Intermediate Income Fund	10.5%	6.5%	5.3%	5.7%	5.9%	6.1%
Barclays Capital Indexes:
Intermediate U.S. Government/Credit	6.9	5.9	5.2	5.9	6.1	6.7
1-5 Year U.S. Government/Credit	5.3	5.5	4.9	5.3	5.7	6.2
1-3 Year U.S. Government/Credit	4.2	5.0	4.6	4.8	5.3	5.7

See page 4 for additional performance disclosures.

40    Weitz Funds

SHORT- INTERMEDIATE INCOME FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Short-Intermediate Income Fund (“Short-Int”) as compared to the Barclays Capital Intermediate U.S. Government/Credit Index (“Barclays”) over the periods indicated.

Year	Short-Int (1)		Barclays (2)		Relative Results (1)-(2)
1988 (12/23/88)	N/A	%	N/A	%	N/A	%
1989	9.1		12.8		-3.7
1990	9.1		9.2		-0.1
1991	11.2		14.6		-3.4
1992	5.5		7.2		-1.7
1993	8.1		8.8		-0.7
1994	-2.4		-1.9		-0.5
1995	15.7		15.3		0.4
1996	4.4		4.0		0.4
1997	8.6		7.9		0.7
1998	6.8		8.4		-1.6
1999	0.9		0.4		0.5
2000	9.7		10.1		-0.4
2001	8.5		9.0		-0.5

Year	Short-Int (1)	Barclays (2)	Relative Results (1)-(2)
2002	4.2%	9.8%	-5.6%
2003	6.3	4.3	2.0
2004	2.6	3.0	-0.4
2005	1.6	1.6	0.0
2006	4.0	4.1	-0.1
2007	6.1	7.4	-1.3
2008	2.3	5.1	-2.8
2009	10.8	5.2	5.6
2010 (3/31/10)	1.8	1.5	0.3

Since Inception:
Cumulative Return	265.0	310.5	-45.5
Avg. Annual Return	6.3	6.9	-0.6

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Short-Intermediate Income Fund for the period March 31, 2000, through March 31, 2010, as compared with the growth of the Barclays Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2010 was 10.5%, 5.3% and 5.7%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 0.72% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

www.weitzfunds.com    41

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42 Weitz Funds

SHORT- INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality Ratings
U.S. Treasury	7.6%
U.S. Government Agency Mortgage Related Securities	27.6
Aaa/AAA	10.8
Aa/AA	4.9
A/A	7.2
Baa/BBB	13.8
Ba/BB	6.9
B/B	3.6
Caa/CCC	1.0
Non-rated	0.8
Common Stocks	1.7
Short-Term Securities/Other	14.1
Net Assets	100.0%

Financial Attributes
Average Maturity	3.9 years
Average Duration	1.9 years
Average Coupon	4.3%
Average Rating	AA-
30-Day SEC Yield at 3-31-10	2.6%

Sector Breakdown
Corporate Bonds	35.1%
Mortgage-Backed Securities	28.3
Short-Term Securities/Other	14.1
Government Agency	10.1
U.S. Treasury	7.6
Taxable Municipal Bonds	1.9
Common Stocks	1.7
Convertible Bonds	1.2
Net Assets	100.0%

Maturity Distribution
Short-Term Securities/Other	14.1%
Less than 1 Year	7.2
1 to 3 Years	30.5
3 to 5 Years	18.8
5 to 7 Years	16.6
7 to 10 Years	10.9
10 Years or more	0.2
Common Stock	1.7
Net Assets	100.0%

www.weitzfunds.com    43

SHORT- INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2010

CORPORATE BONDS — 35.1%	Principal amount	Value
American Express Co.
Centurion Bank 5.55% 10/17/12	$2,000,000	$2,157,270
Credit Corp. 7.3% 8/20/13	3,260,000	3,661,831
FSB Bank 5.55% 10/17/12	1,609,000	1,735,524
FSB Bank 6.0% 9/13/17	2,500,000	2,687,167
8.125% 5/20/19	1,000,000	1,213,229
Anheuser-Busch InBev
5.375% 11/15/14(d)	4,000,000	4,336,864
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,350,629
Berkshire Hathaway Finance Corp.
4.2% 12/15/10	375,000	383,942
2.125% 2/11/13	3,000,000	3,026,340
4.6% 5/15/13	3,000,000	3,200,943
4.625% 10/15/13	2,129,000	2,298,988
4.85% 1/15/15	1,500,000	1,614,089
5.4% 5/15/18	5,000,000	5,324,935
Boston Properties LP
5.625% 4/15/15	2,000,000	2,113,748
5.875% 10/15/19	4,000,000	4,159,980
Comcast Corp.
10.625% 7/15/12	2,000,000	2,347,826
6.5% 1/15/15	2,081,000	2,344,908
4.95% 6/15/16	675,000	704,629
5.15% 3/01/20	3,000,000	3,032,793
Comstock Resources, Inc.
6.875% 3/01/12	3,000,000	3,007,500
Dell, Inc.
5.625% 4/15/14	1,250,000	1,376,766
Diageo Capital plc
4.85% 5/15/18	3,941,000	3,906,977
DIRECTV Holdings
4.75% 10/01/14(d)	2,000,000	2,094,428
Expedia, Inc.
7.456% 8/15/18	7,000,000	7,822,500
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,203,128
Home Depot, Inc.
4.625% 8/15/10	1,500,000	1,521,978
Host Hotels & Resorts LP
6.875% 11/01/14	5,000,000	5,075,000
JP Morgan Chase & Co.
5.35% 2/01/12 (Bear Stearns Co., Inc.)	2,000,000	2,138,648
4.75% 5/01/13	1,900,000	2,026,629
5.15% 10/01/15	5,500,000	5,811,245
6.3% 4/23/19	2,500,000	2,763,705
Kraft Foods, Inc.
2.625% 5/08/13	1,000,000	1,008,263

	Principal amount	Value
Leucadia National Corp.
7.125% 3/15/17	$5,000,000	$4,975,000
Level 3 Financing, Inc.
9.25% 11/01/14	2,000,000	1,960,000
Liberty Media LLC
5.7% 5/15/13	8,240,000	8,281,200
Markel Corp.
6.8% 2/15/13	7,408,000	8,003,292
7.125% 9/30/19	4,566,000	4,916,911
Mead Johnson Nutrition Co.
3.5% 11/01/14(d)	2,000,000	1,984,534
Mohawk Industries, Inc.
6.5% 1/15/11	3,695,000	3,861,275
6.875% 1/15/16	5,405,000	5,607,687
News America Holdings
9.25% 2/01/13	2,222,000	2,612,583
Omnicare, Inc.
6.125% 6/01/13	6,793,000	6,809,983
QVC, Inc.
7.125% 4/15/17(d)	6,600,000	6,674,250
7.5% 10/01/19(d)	4,000,000	4,100,000
Republic Services, Inc. (Allied Waste)
7.125% 5/15/16	5,000,000	5,438,010
6.875% 6/01/17	1,750,000	1,910,214
Swiss Re (General Electric Global Insurance)
6.45% 3/01/19	5,000,000	5,152,210
Target Corp.
8.6% 1/15/12	3,000,000	3,359,715
Texas Industries, Inc.
7.25% 7/15/13	1,250,000	1,234,375
Time Warner Cable, Inc.
5.4% 7/02/12	2,000,000	2,148,142
7.5% 4/01/14	1,700,000	1,964,289
Time Warner, Inc.
6.875% 5/01/12	4,189,000	4,609,961
UnitedHealth Group, Inc.
4.75% 2/10/14	178,000	186,756
USG Corp.
6.3% 11/15/16	5,000,000	4,500,000
Valmont Industries, Inc.
6.875% 5/01/14	4,740,000	4,846,650
Vornado Realty Trust
4.25% 4/01/15	5,000,000	4,967,600
Washington Post Co.
7.25% 2/01/19	3,500,000	3,940,055
WellPoint, Inc.
5.0% 1/15/11	1,000,000	1,029,546
6.0% 2/15/14	2,000,000	2,200,560

The accompanying notes form an integral part of these financial statements.

44    Weitz Funds

	Principal amount	Value
Wells Fargo & Co.
3.98% 10/29/10	$1,750,000	$1,783,220
4.375% 1/31/13	4,000,000	4,224,180
3.75% 10/01/14	6,000,000	6,078,912
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,300,727
Whirlpool Corp.
8.0% 5/01/12	1,000,000	1,099,589
Willis North America, Inc.
6.2% 3/28/17	9,408,000	9,544,557
WM Wrigley Jr. Co.
4.3% 7/15/10	5,285,000	5,330,208
XTO Energy, Inc.
5.75% 12/15/13	2,250,000	2,508,802
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,024,905
Total Corporate Bonds (Cost $221,671,596)		235,622,300

CONVERTIBLE BONDS — 1.2%
Coinstar, Inc. 4% 9/01/14 (Cost $7,382,899)	7,550,000	8,135,125

MORTGAGE-BACKED SECURITIES — 28.3%(c)
Federal Home Loan Mortgage Corporation — 13.7%
Collateralized Mortgage Obligations — 12.9%
2665 CL WY — 4.5% 2027 (0.1 years)	331,324	331,517
2692 CL QT — 4.5% 2018 (0.3 years)	536,777	541,632
2743 CL HC — 4.5% 2015 (0.4 years)	1,297,459	1,316,456
2765 CL JN — 4.0% 2019 (0.4 years)	442,789	448,543
2945 CL PC — 5.5% 2028 (0.5 years)	1,743,355	1,772,682
3200 CL NA — 5.5% 2032 (0.7 years)	1,288,812	1,320,349
3200 CL AD — 5.5% 2029 (0.7 years)	4,940,942	5,071,388
2975 CL OD — 5.5% 2027 (0.8 years)	2,700,000	2,782,365
2587 CL UD — 5.5% 2031 (0.9 years)	6,108,673	6,296,288
R001 CL AE — 4.375% 2015 (0.9 years)	1,380,227	1,415,412
R009 CL AJ — 5.75% 2018 (1.1 years)	875,665	913,708
3098 CL HA — 5.5% 2023 (1.2 years)	2,455,111	2,544,019
R010 CL AB — 5.5% 2019 (1.3 years)	3,885,457	4,064,746
2829 CL DJ — 4.5% 2018 (1.3 years)	3,808,162	3,951,460
2999 CL NB — 4.5% 2017 (1.3 years)	4,000,000	4,154,882
R011 CL AB — 5.5% 2020 (1.4 years)	1,500,393	1,572,844

	Principal amount	Value
2831 CL AB — 5.0% 2018 (1.4 years)	$636,691	$666,735
3042 CL HA — 5.5% 2029 (1.5 years)	2,788,505	2,927,300
2549 CL PD — 5.5% 2031 (1.6 years)	4,944,459	5,190,891
3036 CL JH — 5.0% 2031 (1.6 years)	4,081,753	4,273,583
2579 CL PC — 5.5% 2032 (1.6 years)	2,822,139	2,964,328
2627 CL LE — 3.0% 2017 (1.8 years)	879,287	900,055
2906 CL HK — 5.0% 2032 (1.8 years)	4,352,522	4,575,709
2947 CL B — 5.0% 2032 (1.8 years)	1,812,777	1,906,703
2937 CL HJ — 5.0% 2019 (1.9 years)	3,445,679	3,637,504
3556 CL MA — 5.0% 2037 (2.0 years)	3,056,700	3,232,746
3229 CL HB — 5.0% 2025 (2.2 years)	2,619,055	2,752,736
2574 CL JM — 5.0% 2022 (2.3 years)	1,787,240	1,890,216
3170 CL EA — 4.5% 2020 (2.5 years)	3,999,170	4,188,085
3566 CL DB — 4.0% 2022 (2.6 years)	8,914,354	9,211,459
		86,816,341

Pass-Through Securities — 0.8%
1386 — 5.0% 2018 (2.5 years)	257,593	273,818
18190 — 5.5% 2022 (2.6 years)	420,527	450,586
13300 — 4.5% 2023 (2.8 years)	4,235,910	4,406,047
		5,130,451
		91,946,792

Federal National Mortgage Association — 13.5%
Collateralized Mortgage Obligations — 9.5%
2002-74 CL TD — 5.0% 2015 (0.0 years)	288,378	288,314
2003-113 CL PC — 4.0% 2015 (0.3 years)	230,412	231,807
2004-81 CL KC — 4.5% 2017 (0.8 years)	1,866,123	1,919,539
2003-16 CL PD — 5.0% 2016 (0.9 years)	2,500,000	2,661,719
2005-59 CL PB — 5.5% 2028 (1.1 years)	2,000,000	2,083,954
2006-9 CL GA — 5.5% 2033 (1.3 years)	4,943,870	5,156,063
2003-27 CL DW — 4.5% 2017 (1.4 years)	1,000,000	1,040,622
2003-92 CL PD — 4.5% 2017 (1.4 years)	2,500,000	2,608,710
2006-22 CL DA — 5.5% 2033 (1.4 years)	1,765,365	1,847,093
2005-9 CL A — 5.0% 2031 (1.5 years)	2,847,470	2,977,609
2003-43 CL EX — 4.5% 2017 (1.7 years)	479,503	500,651
2006-21 CL CA — 5.5% 2029 (1.7 years)	2,204,661	2,316,393
2006-78 CL AV — 6.5% 2017 (1.7 years)	1,735,222	1,871,673
2007-32 CL BA — 5.5% 2034 (1.7 years)	7,138,683	7,513,446
2004-40 CL BA — 4.5% 2018 (1.8 years)	2,976,605	3,110,839
2003-39 CL LC — 5.0% 2022 (1.8 years)	671,227	705,937
2008-54 CL EC — 5.0% 2035 (2.1 years)	6,183,345	6,533,712

The accompanying notes form an integral part of these financial statements.

www.weitzfunds.com    45

SHORT- INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

	Principal amount	Value
2003-86 CL KT — 4.5% 2018 (2.1 years)	$1,300,111	$1,352,296
2009-27 CL JA — 5.0% 2036 (2.2 years)	3,553,780	3,756,088
2003-37 CL QD — 5.0% 2032 (2.2 years)	3,416,880	3,617,080
2009-52 CL DC — 4.5% 2023 (2.2 years)	3,060,124	3,201,217
2007-42 CL YA — 5.5% 2036 (2.4 years)	3,132,267	3,353,903
2009-44 CL A — 4.5% 2023 (2.6 years)	3,765,899	3,941,681
2003-9 CL DB — 5.0% 2018 (3.6 years)	1,000,000	1,070,862
		63,661,208

Pass-Through Securities — 4.0%
256982 — 6.0% 2017 (1.3 years)	787,844	841,499
254863 — 4.0% 2013 (1.4 years)	248,722	254,934
255291 — 4.5% 2014 (1.8 years)	381,012	393,801
251787 — 6.5% 2018 (2.4 years)	25,365	27,975
254907 — 5.0% 2018 (2.6 years)	855,295	912,871
888595 — 5.0% 2022 (2.6 years)	2,109,843	2,235,387
888439 — 5.5% 2022 (2.6 years)	1,810,539	1,943,450
357985 — 4.5% 2020 (2.9 years)	988,766	1,036,977
357414 — 4.0% 2018 (3.0 years)	3,556,186	3,690,196
930667 — 4.5% 2024 (3.1 years)	11,744,171	12,203,035
725232 — 5.0% 2034 (4.3 years)	3,110,348	3,227,723
		26,767,848
		90,429,056
Government National Mortgage Association — 0.4%
Collateralized Mortgage Obligations — 0.4%
GNR 2004-80 CL GC — 5.0% 2031
(1.0 years)	3,000,000	3,094,418
Non-Government Agency — 0.7%
Collateralized Mortgage Obligations — 0.7%
CMSI 2003-11 CL 2A1 — 5.5% 2033
(0.8 years)	544,318	553,430
GMACM 2003-J4 CL 3A1 — 4.75% 2018
(1.0 years)	1,661,088	1,686,205
CDMC 2003-7P CL A4 — 3.37% 2017
(Adjustable Rate) (1.4 years)(d)	1,391,977	1,303,506
WAMU 2003-S7 CL A1 — 4.5% 2018
(2.1 years)	688,361	686,950
Chase 2004-S1 CL A6 — 4.5% 2019
(3.0 years)	298,745	270,558
		4,500,649
Total Mortgage-Backed Securities (Cost $186,303,096)		189,970,915

TAXABLE MUNICIPAL BONDS — 1.9%	Principal amount	Value

Fond Du Lac Cnty, Wisconsin
3.0% 9/01/12	$2,900,000	$2,950,576
Stratford, Connecticut 6.55% 2/15/13	500,000	510,835
University of California 4.85% 5/15/13	990,000	1,068,695
Nebraska Public Power District
5.14% 1/01/14	1,000,000	1,080,940
Los Angeles, California Cmty Dev
6.0% 9/01/14	2,275,000	2,496,358
6.0% 9/01/15	1,220,000	1,330,642
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	808,488
4.788% 6/01/18	1,000,000	984,570
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,257,877
Total Taxable Municipal Bonds (Cost $12,146,868)		12,488,981

U.S.TREASURY AND GOVERNMENT AGENCY — 17.7%
U.S. Treasury — 7.6%
U.S. Treasury Note
1.125% 12/15/11	15,000,000	15,071,490
2.625% 4/30/16	6,000,000	5,875,782
3.0% 8/31/16	5,000,000	4,965,235
3.125% 10/31/16	6,000,000	5,981,256
3.25% 3/31/17	10,000,000	9,990,630
3.125% 5/15/19	10,000,000	9,527,350
		51,411,743
Government Agency — 10.1%
Fannie Mae
4.125% 4/28/10	2,000,000	2,005,614
2.125% 12/30/14(e)	5,000,000	5,002,125
3.0% 9/16/15	6,000,000	5,961,690
2.25% 2/10/16(e)	6,000,000	6,006,630
3.0% 12/28/16(e)	6,000,000	6,019,674
3.0% 12/30/16(e)	5,000,000	5,007,825
Federal Home Loan Bank
1.0% 6/08/12(e)	6,800,000	6,807,616
3.0% 10/13/16(e)	4,000,000	4,003,232
2.0% 1/26/17(e)	6,400,000	6,407,386
Freddie Mac
4.125% 6/16/10	1,000,000	1,007,861
5.5% 9/15/11	1,000,000	1,067,691
3.0% 6/30/14(e)	4,000,000	4,029,200
5.0% 11/13/14	3,000,000	3,299,622
3.0% 3/17/15	6,000,000	6,032,982
3.0% 10/05/16(e)	5,000,000	5,001,680
		67,660,828
Total U.S. Treasury and Government Agency (Cost $118,672,702)		119,072,571

The accompanying notes form an integral part of these financial statements.
46    Weitz Funds

COMMON STOCKS — 1.7%	Principal amount or shares	Value
Redwood Trust, Inc.*	739,965	$11,410,260
Newcastle Investment Corp.*	45,000	145,350
Total Common Stocks (Cost $11,617,976)		11,555,610

SHORT-TERM SECURITIES — 12.8%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	21,244,975	21,244,975
U.S. Treasury Bills, 0.12% to 0.15%,
4/29/10 to 5/27/10(b)	$65,000,000	64,989,915
Total Short-Term Securities (Cost $86,235,661)		86,234,890
Total Investments in Securities (Cost $644,030,798)		663,080,392
Other Assets Less Other Liabilities — 1.3%		8,944,438
Net Assets — 100.0%		$672,024,830
Net Asset Value Per Share		$12.25

*	Non-income producing

(a)	Rate presented represents the annualized 7-day yield at March 31, 2010.

(b)	Interest rates presented represent the yield to maturity at the date of purchase.

(c)	Number of years indicated represents estimated average life of mortgage-backed securities.

(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate presented represents the rate at March 31, 2010.

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	47

NEBRASKA TAX- FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Nebraska Tax-Free Fund returned +0.7% in the first calendar quarter, compared to a +0.8% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the fiscal year ended March 31, 2010, the Nebraska Tax-Free Fund’s total return was +5.1%, compared to a +5.9% return for our Fund’s primary benchmark.

Fiscal 2010 Review
The yield relationship between tax-free municipal bonds and taxable alternatives, like U.S. Treasuries, continued to ‘normalize’ in the past year and is down significantly from the extremes reached a little over a year ago. High quality 5-year municipal bonds, for example, ended the current fiscal year (March 31st) with a yield representing approximately 70% of U.S. Treasuries, compared to 123% a year ago. The result was a year of solid results for most municipal bond investors, our Fund included, as prices rose (yields fell). This more ‘normal’ yield relationship, where municipal bonds yield less than taxable alternatives, implies that future returns for municipal bond investors may increasingly depend on movements in taxable alternatives, particularly U.S. Treasury bonds.

Investment activity in the past year was focused on bonds with shorter maturities (primarily under 7-years) as, we believe, the risk/reward profile of longer-term bonds has become less favorable. Investment highlights during the year included additions in the airport/transportation and higher education segments of our portfolio (5.2% and 17.9%, respectively, as of March 31). As a reminder, we invest in a portfolio of bonds of varying maturities that we believe represents attractive risk adjusted returns, taking into consideration the general level of interest rates and the credit quality of the investment.

Turning to portfolio metrics, over the past year the average duration of our Fund has declined to 3.5 from 4.1 years and the average maturity of our bonds fell to 7.0 from 8.1 years. The interrelationship of interest rates, time remaining to maturity and bond prices is simple in mathematical terms but very cumbersome to explain. Suffice it to say that volatility (risk) is greater in longer-term bonds than in shorter-term bonds. Since we fear some negative surprises on the inflation and interest rate fronts over the next few years, our average maturity may continue to decrease.

Overall asset quality of our portfolio remains high, with a weighted average credit score or rating of AA-. Higher average credit scores are generally positive but we are mindful that bond ratings can be imperfect indicators of credit quality. We, therefore, independently evaluate each prospective security prior to inclusion in the Fund and continuously monitor the fiscal progression of each investment. One of our primary goals is to stay out of trouble in an oftentimes unsettled credit market and to be adequately compensated for the risks we assume.

Outlook
Today’s more normal yield relationship between tax-free municipal bonds and U.S. Treasuries and the overall low level of interest rates leave us with a more subdued outlook for future bond investor returns as those returns are principally driven by the interest income earned (and reinvested) over the life of the investment. While the prospects for inflation, the bond investor’s boogeyman, appear low in 2010, the longer term outlook holds the possibility for much higher rates of inflation. Consequently, we expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

	Total Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Nebraska Tax-Free Income Fund	5.1%	3.9%	3.7%	4.6%	4.7%	5.1%
Barclays Capital 5-Year Municipal Bond Index	5.9	6.0	4.9	5.2	5.2	5.7

See page 4 for additional performance disclosures.

48	Weitz Funds

NEBRASKA TAX- FREE INCOME FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Nebraska Tax-Free Income Fund (“NE Tax-Free”) as compared to the Barclays Capital 5-Year Municipal Bond Index (“Barclays 5-Yr”) over the periods indicated.

Year	NETax-Free (1)	Barclays 5-Yr (2)		Relative Results (1)-(2)
1985 (10/1/85)	3.5%	N/A	%	N/A	%
1986	11.2	N/A		N/A
1987	4.0	N/A		N/A
1988	6.3	N/A		N/A
1989	6.9	9.1		-2.2
1990	6.3	7.7		-1.4
1991	8.4	11.4		-3.0
1992	7.4	7.6		-0.2
1993	7.9	8.7		-0.8
1994	-1.4	-1.3		-0.1
1995	10.5	11.6		-1.1
1996	5.5	4.2		1.3
1997	7.3	6.4		0.9
1998	6.1	5.8		0.3

* The inception date of the Barclays 5-Yr was 1/29/88.

Year	NETax-Free (1)	Barclays 5-Yr (2)	Relative Results (1)-(2)
1999	-1.2%	0.7%	-1.9%
2000	9.9	7.7	2.2
2001	3.9	6.2	-2.3
2002	8.0	9.3	-1.3
2003	4.3	4.1	0.2
2004	3.4	2.7	0.7
2005	2.2	0.9	1.3
2006	3.3	3.3	0.0
2007	3.6	5.2	-1.6
2008	1.2	5.8	-4.6
2009	7.2	7.4	-0.2
2010 (3/31/10)	0.7	0.8	-0.1

Since Inception:
Cumulative Return	272.5	N/A	N/A
Avg. Annual Return	5.5	N/A	N/A

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the NE Tax-Free Fund for the period March 31, 2000, through March 31, 2010, as compared with the growth of the Barclays 5-Yr Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended March 31, 2010 was 5.1%, 3.7% and 4.6%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.79% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance of NE Tax-Free is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (the “Partnership”). As of December 29, 2006, NE Tax-Free succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of NE Tax-Free are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before NE Tax-Free became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

www.weitzfunds.com	49

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50	Weitz Funds

NEBRASKA TAX- FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

State Breakdown
Nebraska	78.6%
Commonwealth of Puerto Rico	4.3
Florida	2.6
Illinois	1.7
Arizona	1.3
Hawaii	1.3
District of Columbia	1.1
Minnesota	0.0
Short-Term Securities/Other	9.1
Net Assets	100.0%

Sector Breakdown
Power	19.8%
Higher Education	17.9
Hospital	11.3
Water/Sewer	7.2
General	5.3
Airport/Transportation	5.2
Lease Revenue	3.7
Highway	1.3
Housing	1.1
Total Revenue	72.8
School District	7.6
City/Subdivision	6.5
State/Commonwealth	3.6
Total General Obligation	17.7
Escrow/Pre-Refunded	0.4
Short-Term Securities/Other	9.1
Net Assets	100.0%

Financial Attributes
Average Maturity	7.0 years
Average Duration	3.5 years
Average Coupon	4.1%
Average Rating	AA-
30-Day SEC Yield at 3-31-10	2.2%
Municipals exempt from federal and Nebraska income taxes	Approx. 83%
Municipals subject to alternative minimum tax	Approx. 6%

www.weitzfunds.com	51

NEBRASKA TAX- FREE INCOME FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2010

MUNICIPAL BONDS — 90.9%	Principal amount	Value
Arizona — 1.3%

Mesa, Highway Project Advancement Notes, Revenue, Series 2009
3.5%, 7/01/15	$1,000,000	$1,028,820
District of Columbia — 1.1%

Metropolitan Washington D.C., Airports Authority, Revenue, Refunding, Series 1999A, AMT
5.25%, 10/01/16	900,000	910,035
Florida — 2.6%

Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,118,150
Miami, Dade County, Aviation Revenue, Series 2010A
4.25%, 10/01/18	1,000,000	1,018,440
		2,136,590
Hawaii — 1.3%

State of Hawaii, Airports System Revenue, Refunding, Series 2010B, AMT
3.0%, 7/01/12	1,000,000	1,018,330
Illinois — 1.7%

Illinois Finance Authority, Revenue, Series 2009A,
Northwestern Memorial Hospital 5.0%, 8/15/17	245,000	265,705

Illinois Health Facility Authority, Revenue, Series A, Evangelical
Hospital Corp., Escrowed to Maturity
6.75%, 4/15/12	120,000	127,424

Illinois State, General Obligation, FGIC Insured
5.0%, 3/01/19	500,000	502,565

Illinois State, Sales Tax Revenue, Series Z
5.0%, 6/15/19	500,000	506,390
		1,402,084
Minnesota — 0.0%

Minnesota State Housing Financial Agency, Single Family
Mortgage, Series D
6.0%, 1/01/16	15,000	15,030
Nebraska — 78.6%

Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	260,047
4.4%, 12/15/17	250,000	259,250
5.3%, 12/15/18	700,000	700,140

	Principal amount	Value

Bellevue, Development Revenue, Series 2010A, Bellevue University Project
2.75%, 12/01/15	$1,000,000	$994,110

Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series A, 4.5%, 6/15/12	500,000	502,165
Series B, 4.65%, 6/15/12	500,000	502,315

Dawson County, Lexington Public School District #001,
General Obligation, Refunding
1.75%, 12/15/12	355,000	355,877
2.15%, 12/15/13	490,000	492,940

Douglas County, Educational Facility Revenue, Series A,
Creighton University Project, FGIC Insured
3.5%, 9/01/12	255,000	265,919

Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	250,000	250,017

Quality Living Inc. Project
4.7%, 10/01/17	255,000	211,382

Douglas County, Hospital Authority #2, Revenue,
Boys Town Project
4.75%, 9/01/28	500,000	496,945
Children’s Hospital Obligated Group
5.25%, 8/15/20	1,000,000	1,033,880
5.5%, 8/15/21	1,430,000	1,495,237
Lakeside Village Project
5.125%, 12/15/22	500,000	477,260

Nebraska Medical Center Project
5.0%, 11/15/14	380,000	412,015
5.0%, 11/15/15	295,000	318,302

Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
5.5%, 11/01/18	500,000	529,050

Douglas County, Elkhorn Public School District #10, Series 2010B,
3.0%, 6/15/16	525,000	533,353

Douglas County, Millard Public School District #17, Refunding,	500,000	534,820
FSA Insured, 4.0%, 11/15/13
4.0%, 6/15/17	750,000	786,802

Douglas County, Ralston Public School District #54, FSA Insured
5.125%, 12/15/21	500,000	526,400
5.2%, 12/15/26	500,000	514,595

52	Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Principal amount	Value
Douglas County, Sanitary & Improvement District #206, Eldorado/Farmington
5.75%, 12/01/14	$195,000	$195,111

Douglas County, Zoo Facility Revenue, Refunding, Omaha’s Henry Doorly Zoo Project
4.2%, 9/01/16	600,000	626,262
4.75%, 9/01/17	200,000	211,160

Grand Island, Electric Revenue, MBIA Insured
5.0%, 8/15/14	500,000	523,615
5.125%, 8/15/16	500,000	524,510

Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC Insured
4.1%, 9/01/14	480,000	492,576

Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured
3.3%, 4/01/13	870,000	888,105
3.45%, 4/01/14	650,000	662,435

Hastings, Electric System Revenue, Refunding, FSA Insured
5.0%, 1/01/19	750,000	780,555

La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	409,132
3.0%, 11/15/17	640,000	620,032

Lancaster County, Hospital Authority #1, Revenue, Refunding, Bryan LGH Medical Center
4.0%, 6/01/10	380,000	381,284
Series A, 5.0%, 6/01/16	500,000	520,595
Series A, 5.0%, 6/01/17	500,000	513,905
Series B-2, LOC - U.S. Bank, 0.30%, 6/01/31 (Variable Rate Demand Note)	250,000	250,000

Lincoln, Airport Authority Revenue, Refunding
5.2%, 7/01/19	200,000	200,146

Lincoln, Certificates of Participation, Series 2008
3.0%, 3/15/11	1,085,000	1,111,593

Lincoln, Electric System Revenue, Refunding
5.0%, 9/01/10	500,000	509,870
5.0%, 9/01/18	1,000,000	1,103,030

Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,029,470

Lincoln, Parking Revenue, Refunding, Series A
5.375%, 8/15/14	250,000	250,935

Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured
5.0%, 6/15/16	885,000	970,544

Lincoln, Water Revenue
5.0%, 8/15/22	800,000	826,464

Lincoln County, North Platte School District #001, General Obligation, Refunding
2.0%, 12/15/13	770,000	776,568

	Principal amount	Value
Municipal Energy Agency of Nebraska, Power Supply System Revenue, Refunding, Series A
AMBAC Insured, 5.0%, 4/01/13	$380,000	$404,772
BHAC Insured, 5.0%, 4/01/20	500,000	555,435

Nebraska Educational Financial Authority, Revenue, Refunding, Hastings College Project
5.05%, 12/01/23	500,000	500,375
Nebraska Wesleyan University Project, Radian Insured
5.15%, 4/01/22	1,000,000	1,000,000

Nebraska Investment Financial Authority, Revenue, Series A, Drinking Water State Revolving Fund
5.15%, 1/01/16	200,000	200,904

Nebraska Investment Financial Authority, Health Facility Revenue, Hospital Revenue, Great Plains Regional Medical Center Project, Radian Insured
5.0%, 11/15/14	250,000	261,133

Nebraska Investment Financial Authority, Single Family Housing Revenue, Series C, AMT
4.05%, 3/01/12	255,000	259,445
4.05%, 9/01/12	305,000	311,118
4.125%, 3/01/13	340,000	346,582

Nebraska Public Power District, Revenue
Series B, 5.0%, 1/01/15	885,000	992,758
Series B-2, 5.0%, 1/01/16	1,000,000	1,097,170
Series B, 5.0%, 1/01/18	800,000	888,824
Series B, 5.0%, 1/01/21	1,000,000	1,062,980

Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue, MBIA Insured
4.25%, 7/15/15	405,000	438,894
5.0%, 7/15/16	200,000	222,628
4.0%, 7/15/17	200,000	207,896

Nebraska Utilities Corp., Revenue, University of Nebraska Lincoln Project
5.25%, 1/01/19	750,000	799,328

Omaha, Douglas County, General Obligation, Public Building Commission
5.1%, 5/01/20	750,000	782,933

Omaha, General Obligation, Refunding
3.75%, 6/01/14	1,000,000	1,088,970
5.25%, 10/15/19	250,000	291,335

Omaha, Public Facilities Corp., Lease Revenue, Series C, Rosenblatt Stadium Project
3.9%, 10/15/17	235,000	246,261
3.95%, 10/15/18	240,000	248,275

Series 2009, Omaha Baseball Stadium Project
5.0%, 6/01/23	770,000	834,218

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	53

NEBRASKA TAX- FREE INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

	Principal amount	Value
Omaha Public Power District, Electric Revenue
Series A, Escrowed to Maturity 7.625%, 2/01/12	$225,000	$244,008
Series A, 4.25%, 2/01/18	900,000	929,574
Series A, 4.1%, 2/01/19	1,000,000	1,046,370
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	1,005,510
Series C, 5.5%, 2/01/14	280,000	313,146

Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/12	520,000	560,170
4.0%, 11/15/14	250,000	275,195

Omaha, Special Tax, Revenue, Heritage Development Project, Series 2004
5.0%, 10/15/17	1,090,000	1,207,633

Papillion-La Vista, Sarpy County School District #27, General Obligation Refunding, Series 2009A,
3.15%, 12/01/17	930,000	928,280
Series 2009, 5.0%, 12/01/28	500,000	527,290

Papillion, Water Revenue System, Bond Anticipation Notes Series C, 3.0%, 6/15/11	500,000	500,945

Platte County, Hospital Authority #1, Revenue, Columbus Community
Hospital Project, Radian Insured
5.9%, 5/01/15	250,000	252,805

Platte County, Humphrey Public School District #67, General Obligation, Refunding
1.2%, 8/15/10	240,000	240,408

Public Power Generation Agency, Revenue, Whelan Energy Center Unit 2, Series A, AMBAC Insured
5.0%, 1/01/18	750,000	812,850
5.0%, 1/01/26	800,000	823,944

Sarpy County, General Obligation, Sanitary & Improvement District #111, Stoneybrook
5.9%, 3/15/13	300,000	300,720

Sarpy County, General Obligation, Sanitary & Improvement District #112, Leawood Oaks III
6.2%, 2/15/14	105,000	105,249

	Principal amount	Value
Southern Nebraska Public Power District, Electric System Revenue, AMBAC Insured
4.625%, 9/15/21	$1,000,000	$1,042,450
State of Nebraska, Certificates of Participation
Series 2009B, 2.1%, 8/01/13	590,000	597,823
Series 2009C, 2.0%, 11/01/13	700,000	703,878
University of Nebraska, Facilities Corp.
Lease Rental Revenue, UNMC OPPD Exchange Project,
2.75%, 2/15/16	1,185,000	1,196,862
UNMC Sorell Center Project,
4.0%, 4/15/11	1,000,000	1,035,960
Deferred Maintenance Revenue
2.0%, 7/15/11	1,000,000	1,018,090

University of Nebraska, University Revenue, Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19	2,160,000	2,343,017
Lincoln Parking Project, Refunding
4.0%, 6/01/17	1,070,000	1,127,427
Lincoln Student Fees and Facilities
4.6%, 7/01/17	570,000	595,644
5.0%, 7/01/23	1,000,000	1,072,170
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	410,510
5.0%, 5/15/33	700,000	733,257
Omaha Student Facilities Project
4.5%, 5/15/16	565,000	625,653
5.0%, 5/15/27	800,000	850,136

Wheat Belt Public Power District, Electric System Revenue, Series 2009B
3.2% 9/01/16	330,000	329,102
3.4%, 9/01/17	415,000	411,419

York County, Hospital Authority #1, Revenue, Refunding, Hearthstone Project
2.2% 6/01/12	200,000	201,682
2.7%, 6/01/13	150,000	150,947
		64,393,076

54	Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Principal amount	Value
Puerto Rico — 4.3%
Commonwealth, General Obligation, Refunding FGIC Insured, 5.5%, 7/01/11	$990,000	$1,031,481
Series A, Assured Guaranty Insured
5.0%, 7/01/15	845,000	925,841
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	1,042,540

Municipal Finance Agency, General Obligation, 2002 Series A, FSA Insured, 5.25%, 8/01/16	500,000	530,295
		3,530,157
Total Municipal Bonds (Cost $72,690,088)		74,434,122

SHORT-TERM SECURITIES — 7.9%	Shares	Value
Wells Fargo National Advantage Tax-Free Money Market Fund -Institutional Class 0.13%(a) (Cost $6,511,098)	6,511,098	6,511,098
Total Investments in Securities (Cost $79,201,186)		80,945,220
Other Assets Less Other Liabilities — 1.2%		968,307
Net Assets — 100.0%		$81,913,527
Net Asset Value Per Share		$10.15

(a)	Rate presented represents the annualized 7-day yield at March 31, 2010.

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	55

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Government Money Market Fund closed the first quarter with a 7-day effective yield of 0.06%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Our Fund’s yield, and hence return, continues to be stuck in a near-zero range. Our Fund’s 7-day effective yield continued to modestly decline over the course of the fiscal year due to lower reinvestment opportunities. This is primarily a result of the continued intention of the Federal Open Market Committee (FOMC) of the Federal Reserve to keep the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at “exceptionally low levels for an extended period” as a means to promote economic recovery. The Fed has maintained this highly unusual target range for the Fed Funds rate at zero to 0.25% since December 2008.

 As we have mentioned in previous letters, the Fed Funds rate affects all investments within the purview of our Fund. Since we invest in ultra high-quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than ninety days, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of March 31, 89.9% of our portfolio was invested in U.S. Treasury bills with the balance in Government Agency short-term bonds and high quality Wells Fargo money market funds. The average life of our portfolio at March 31 was approximately 43 days.

While there continue to be signs of economic stabilization (e.g. the pace of job losses appears to have slowed), it remains likely that the Fed will keep short-term interest rates at near-zero for much of 2010 as the Fed awaits more definitive evidence of an economic recovery. When the Fed changes from its current course and begins to raise short-term rates is anyone’s guess, but our Fund will quickly benefit as we frequently reinvest maturing securities. In the meantime, we will continue to seek opportunities to add incremental return to our Fund’s yield while maintaining our focus on high credit quality.

 Despite today’s low yield environment, our Fund remains a sensible option for those investors whose primary objective is the maintenance of liquidity and the preservation of capital.

Commentary on Amendments to the Regulatory Structure Governing Money Market Funds
The Securities and Exchange Commission (SEC) adopted on February 23, 2010 amendments to rules governing the regulation of money market mutual funds. These amendments are intended to accomplish a number of things, including: enhancement of portfolio information disclosure; improvement in fund operations; and strengthening of risk-limiting conditions governing money market mutual funds. The amendments will be implemented over the course of 2010 beginning in May. Aside from the amendment to shorten the maximum dollar-weighted average portfolio maturity of a money fund portfolio to 60 calendar days (from the current limit of 90 calendar days), the investment adviser anticipates minimal operational impact to Fund shareholders from implementation of the amendments given the current and historical high-quality nature of our investments.

Sector Breakdown
U.S. Treasury	89.9%
Government Agency	10.1
Government Money Market Fund	3.6
Treasury Money Market Fund	0.1
Other Liabilities in Excess of Other Assets	(3.7)
100.0%

56	Weitz Funds

GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2010

U.S.TREASURY AND GOVERNMENT AGENCY — 100.0%†	Principal amount	Value
U.S. Treasury — 89.9%

U.S. Treasury Bill
0.13% 4/22/10	$15,000,000	$14,998,863
0.13% 5/20/10	50,000,000	49,991,112
0.12% 6/03/10	10,000,000	9,997,856
		74,987,831
Government Agency — 10.1%

Federal Home Loan Bank 0.18% 4/05/10	5,225,000	5,228,271

Fannie Mae Principal Strip 0.25% 6/15/10	3,200,000	3,198,400
		8,426,671
Total U.S. Treasury and Government Agency		83,414,502

SHORT-TERM SECURITIES — 3.7%	Shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.01%(a)	2,993,459	$2,993,459

Wells Fargo Advantage 100% Treasury Money Market Fund - Service Class 0.01%(a)	52,552	52,552
Total Short-Term Securities		3,046,011
Total Investments in Securities
(Cost $86,460,513)		86,460,513
Other Liabilities in Excess of Other Assets — (3.7%)		(3,097,591)
Net Assets — 100.0%		$83,362,922
Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.

(a)	Rate presented represents the annualized 7-day yield at March 31, 2010.

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	57

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2010

	Value	Partners Value	Hickory	Partners III	Balanced	Short - Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Assets:
Investments in securities at value: Unaffiliated issuers*	$985,245,965	$631,264,208	$206,736,400	$275,228,875	$77,698,119	$663,080,392	$80,945,220	$86,460,513
Controlled affiliates*	—	—	—	2,792,100	—	—	—	—
	985,245,965	631,264,208	206,736,400	278,020,975	77,698,119	663,080,392	80,945,220	86,460,513
Accrued interest and dividends receivable	1,078,635	641,924	273,744	358,183	256,674	5,318,058	861,049	122,076
Due from broker	—	—	—	48,000,622	—	—	—	—
Receivable for securities sold	1,906,109	497,415	18,061	348,800	250,762	3,185,667	—	—
Receivable for fund shares sold	127,850	252,434	133,739	2,298,192	2,422	1,553,913	1,180,000	—
Total assets	988,358,559	632,655,981	207,161,944	329,026,772	78,207,977	673,138,030	82,986,269	86,582,589
Liabilities:
Due to adviser	1,206,933	721,015	254,420	296,957	87,049	401,570	53,452	20,984
Options written, at value†	2,254,700	837,500	215,000	515,000	—	—	—	—
Payable for securities purchased	6,466,165	8,772,588	565,472	5,253,045	148,765	—	1,019,290	3,198,400
Payable for fund shares redeemed	854,364	217,532	11,161	20,000	2,740	709,659	—	—
Securities sold short#	—	—	—	48,147,000	—	—	—	—
Other	—	—	—	1,969	—	1,971	—	283
Total liabilities	10,782,162	10,548,635	1,046,053	54,233,971	238,554	1,113,200	1,072,742	3,219,667
Net assets applicable to shares outstanding	$977,576,397	$622,107,346	$206,115,891	$274,792,801	$77,969,423	$672,024,830	$81,913,527	$83,362,922
Composition of net assets:
Paid-in capital	$1,161,814,744	$791,771,550	$284,162,012	$250,792,765	$83,401,960	$653,708,402	$80,140,025	$83,359,236
Accumulated undistributed net investment income (loss)	—	(27,820)	(11,372)	(11,440)	132,638	479,688	42,631	—
Accumulated net realized gain (loss)	(295,629,420)	(210,300,048)	(101,551,587)	(42,183,412)	(13,727,552)	(1,212,854)	(13,163)	3,686
Net unrealized appreciation (depreciation) of investments	111,391,073	40,663,664	23,516,838	66,194,888	8,162,377	19,049,594	1,744,034	—
Total net assets applicable to shares outstanding	$977,576,397	$622,107,346	$206,115,891	$274,792,801	$77,969,423	$672,024,830	$81,913,527	$83,362,922
Total shares outstanding (indefinite number of no par value shares authorized)	37,395,573	34,111,955	6,488,088	27,074,471	7,362,640	54,851,925	8,072,618	83,359,236
Net asset value, offering and redemption price per share of shares outstanding	$26.14	$18.24	$31.77	$10.15	$10.59	$12.25	$10.15	$1.00
* Cost of investments in securities: Unaffiliated issuers	$874,445,356	$590,707,977	$183,223,309	$218,479,827	$69,535,742	$644,030,798	$79,201,186	$86,460,513
Controlled affiliates	—	—	—	2,899,379	—	—	—	—
	$874,445,356	$590,707,977	$183,223,309	$221,379,206	$69,535,742	$644,030,798	$79,201,186	$86,460,513
†Premiums from options written	$2,845,164	$944,933	$218,747	$528,135	$—	$—	$—	$—
#Proceeds from short sales	$—	$—	$—	$57,686,984	$—	$—	$—	$—

58	Weitz Funds	The accompanying notes form an integral part of these financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2010

	Value	Partners Value	Hickory	Partners III	Balanced	Short - Inermediate Income	Nebraska Tax-Free Income	Government Money Market
Investment income:
Dividends:
Unaffiliated issuers*	$7,445,225	$3,545,684	$837,766	$1,369,473	$389,282	$—	$—	$—
Interest	1,110,114	189,742	28,807	254,354	1,144,554	15,297,208	2,621,749	165,164
Total investment income	8,555,339	3,735,426	866,573	1,623,827	1,533,836	15,297,208	2,621,749	165,164
Expenses:
Investment advisory fee	9,211,291	5,437,314	1,723,285	2,111,437	530,346	1,607,877	284,437	348,552
Administrative fee	1,002,381	624,983	253,580	292,396	122,264	483,221	130,691	158,185
Custodial fees	20,087	13,974	9,143	8,877	5,223	8,087	2,425	3,692
Dividend expense on securities sold short	—	—	—	643,471	—	—	—	—
Interest expense	—	—	—	541,202	—	—	—	—
Registration fees	48,529	42,554	22,334	24,411	17,520	52,479	11,836	24,787
Sub-transfer agent fees	337,515	126,529	102,766	40,965	34,455	85,153	28,195	39,889
Trustees fees	127,537	75,272	23,615	28,570	9,113	50,046	9,712	12,376
Other expenses	499,082	266,316	99,328	84,438	60,224	215,200	72,922	74,955
	11,246,422	6,586,942	2,234,051	3,775,767	779,145	2,502,063	540,218	662,436
Less expenses reimbursed by investment adviser	—	—	—	—	—	—	(6,898)	(590,576)
Net expenses	11,246,422	6,586,942	2,234,051	3,775,767	779,145	2,502,063	533,320	71,860
Net investment income (loss)	(2,691,083)	(2,851,516)	(1,367,478)	(2,151,940)	754,691	12,795,145	2,088,429	93,304
Realized and unrealized gain (loss) on investments: Net realized gain (loss):
Unaffiliated issuers	(119,891,129)	(47,359,784)	(18,352,988)	(7,855,786)	(1,974,859)	1,957,318	51,876	3,686
Non-controlled affiliates	(13,427,604)	2,088,518	—	—	—	—	—	—
Controlled affiliates	—	—	—	(1,050)	—	—	—	—
Options written	2,794,442	1,296,246	307,821	148,217	70,348	207,495	—	—
Securities sold short	—	—	—	788,292	—	—	—	—
Net realized gain (loss)	(130,524,291)	(43,975,020)	(18,045,167)	(6,920,327)	(1,904,511)	2,164,813	51,876	3,686
Net unrealized appreciation (depreciation):
Unaffiliated issuers	512,431,156	278,467,177	99,337,359	124,075,490	21,847,362	18,323,578	1,243,536	—
Non-controlled affiliates	14,428,709	(1,176,318)	—	—	—	—	—	—
Controlled affiliates	—	—	—	1,025,428	—	—	—	—
Options written	(1,999,436)	(190,240)	3,747	(72,864)	—	—	—	—
Securities sold short	—	—	—	(16,746,690)	—	—	—	—
Net unrealized appreciation (depreciation)	524,860,429	277,100,619	99,341,106	108,281,364	21,847,362	18,323,578	1,243,536	—
Net realized and unrealized gain (loss) on investments	394,336,138	233,125,599	81,295,939	101,361,037	19,942,851	20,488,391	1,295,412	3,686
Net increase (decrease) in net assets resulting from operations	$391,645,055	$230,274,083	$79,928,461	$99,209,097	$20,697,542	$33,283,536	$3,383,841	$96,990
* Foreign taxes withheld	$1,975	$—	$—	$—	$158	$—	$—	$—

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	59

STATEMENTS OF CHANGES IN NET ASSETS

	Value		Partners Value		Hickory		Partners III
	Year ended March 31,		Year ended March 31,		Year ended March 31,		Year ended March 31,
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(2,691,083)	$2,459,689	$(2,851,516)	$408,161	$(1,367,478)	$(300,161)	$(2,151,940)	$(851,845)
Net realized gain (loss)	(130,524,291)	(164,427,145)	(43,975,020)	(91,165,218)	(18,045,167)	(28,562,918)	(6,920,327)	(20,921,512)
Net unrealized appreciation (depreciation)	524,860,429	(400,341,239)	277,100,619	(253,737,698)	99,341,106	(52,757,945)	108,281,364	(44,128,612)
Net increase (decrease) in net assets resulting from operations	391,645,055	(562,308,695)	230,274,083	(344,494,755)	79,928,461	(81,621,024)	99,209,097	(65,901,969)
Distributions to shareholders from:
Net investment income	(2,460,543)	(11,232,194)	(402,905)	(1,408,647)	—	(238,946)	—	(330,774)
Net realized gains	—	—	—	—	—	—	—	—
Total distributions	(2,460,543)	(11,232,194)	(402,905)	(1,408,647)	—	(238,946)	—	(330,774)
Fund share transactions: *
Proceeds from sales	54,261,130	114,763,025	61,041,848	67,403,597	15,094,154	14,126,448	29,270,519	17,782,756
Payments for redemptions	(230,303,133)	(557,153,948)	(100,223,215)	(512,120,998)	(22,719,496)	(55,311,201)	(8,596,125)	(56,044,013)
Reinvestment of distributions	2,340,752	10,196,612	346,346	1,247,229	—	188,495	—	324,494
Net increase (decrease) from fund share transactions	(173,701,251)	(432,194,311)	(38,835,021)	(443,470,172)	(7,625,342)	(40,996,258)	20,674,394	(37,936,763)
Total increase (decrease) in net assets	215,483,261	(1,005,735,200)	191,036,157	(789,373,574)	72,303,119	(122,856,228)	119,883,491	(104,169,506)
Net assets:
Beginning of period	$762,093,136	$1,767,828,336	$431,071,189	$1,220,444,763	$133,812,772	$256,669,000	$154,909,310	$259,078,816
End of period	$977,576,397	$762,093,136	$622,107,346	$431,071,189	$206,115,891	$133,812,772	$274,792,801	$154,909,310
Undistributed net investment income (loss)	$—	$2,456,240	$(27,820)	$402,030	$(11,372)	$—	$(11,440)	$—
*Transactions in fund shares:
Shares issued	2,500,036	5,288,815	3,959,200	4,710,205	561,795	608,298	3,355,546	2,594,355
Shares redeemed	(10,307,156)	(24,328,816)	(6,495,709)	(38,572,215)	(859,995)	(2,235,585)	(1,029,772)	(8,193,921)
Reinvested dividends	119,365	395,218	25,392	76,706	—	6,568	—	40,360
Net increase (decrease) in shares outstanding	(7,687,755)	(18,644,783)	(2,511,117)	(33,785,304)	(298,200)	(1,620,719)	2,325,774	(5,559,206)

60	Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Balanced		Short-Intermediate Income		Nebraska Tax-Free Income		Government Money Market
	Year ended March 31,		Year ended March 31,		Year ended March 31,		Year ended March 31,
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$754,691	$864,749	$12,795,145	$5,860,391	$2,088,429	$2,016,526	$93,304	$1,365,721
Net realized gain (loss)	(1,904,511)	(9,435,638)	2,164,813	(2,619,179)	51,876	4,849	3,686	77,363
Net unrealized appreciation (depreciation)	21,847,362	(7,567,541)	18,323,578	76,126	1,243,536	(153,186)	—	—
Net increase (decrease) in net assets resulting from operations	20,697,542	(16,138,430)	33,283,536	3,317,338	3,383,841	1,868,189	96,990	1,443,084
Distributions to shareholders from:
Net investment income	(802,894)	(1,000,735)	(13,111,833)	(6,019,613)	(2,078,079)	(2,056,321)	(93,304)	(1,365,721)
Net realized gains	—	—	—	(1,214,034)	—	—	(74,672)	—
Total distributions	(802,894)	(1,000,735)	(13,111,833)	(7,233,647)	(2,078,079)	(2,056,321)	(167,976)	(1,365,721)
Fund share transactions:*
Proceeds from sales	12,582,722	4,356,590	590,503,439	100,753,440	25,025,504	14,789,893	58,555,267	129,067,113
Payments for redemptions	(7,437,919)	(12,247,410)	(132,616,357)	(48,914,883)	(6,717,487)	(11,400,220)	(82,660,884)	(125,309,999)
Reinvestment of distributions	780,979	979,737	11,949,596	6,992,668	1,712,320	1,700,466	155,428	1,303,170
Net increase (decrease) from fund share transactions	5,925,782	(6,911,083)	469,836,678	58,831,225	20,020,337	5,090,139	(23,950,189)	5,060,284
Total increase (decrease) in net assets	25,820,430	(24,050,248)	490,008,381	54,914,916	21,326,099	4,902,007	(24,021,175)	5,137,647
Net assets:
Beginning of period	$52,148,993	$76,199,241	$182,016,449	$127,101,533	$60,587,428	$55,685,421	$107,384,097	$102,246,450
End of period	$77,969,423	$52,148,993	$672,024,830	$182,016,449	$81,913,527	$60,587,428	$83,362,922	$107,384,097
Undistributed net investment income (loss)	$132,638	$173,247	$479,688	$117,818	$42,631	$32,281	$—	$—
*Transactions in fund shares:
Shares issued	1,319,377	496,402	48,857,849	8,803,519	2,466,888	1,483,038	58,555,267	129,067,113
Shares redeemed	(798,960)	(1,433,598)	(10,936,010)	(4,300,423)	(660,037)	(1,155,829)	(82,660,884)	(125,309,999)
Reinvested dividends	80,836	119,657	989,375	614,925	169,215	173,706	155,428	1,303,170
Net increase (decrease) in shares outstanding	601,253	(817,539)	38,911,214	5,118,021	1,976,066	500,915	(23,950,189)	5,060,284

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	61

STATEMENT OF CASH FLOWS
PARTNERS III OPPORTUNITY FUND

Year Ended March 31, 2010
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets from operations	$99,209,097
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(95,650,846)
Proceeds from sale of investment securities	108,210,708
Proceeds from securities sold short	14,838,360
Short positions covered	(11,942,658)
Purchase of short-term investment securities, net	(8,016,186)
Increase in accrued interest and dividends receivable	(22,006)
Decrease in receivable for securities sold	145,100
Increase in receivable for fund shares sold	(2,202,565)
Increase in other liabilities	1,108
Increase in payable for securities purchased	5,253,045
Increase in payable for fund shares redeemed	20,000
Increase in due to adviser	126,171
Net unrealized appreciation on investments, options and short sales	(108,281,364)
Net realized loss on investments, options and short sales	6,920,327
Net cash provided by operating activities	8,608,291
Cash flows from financing activities:
Proceeds from sales of fund shares	29,270,519
Payments for redemptions of fund shares	(8,596,125)
Increase in due from broker	(29,282,685)
Net cash used in financing activities	(8,608,291)
Net increase (decrease) in cash	—
Cash:
Balance, beginning of period	—
Balance, end of period	$—
Supplemental disclosure of cash flow information: Cash payments for interest	$540,094

62	Weitz Funds	The accompanying notes form an integral part of these financial statements.

VALUE FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

	Year ended March 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of period	$16.90		$27.74		$40.09	$36.33	$36.14
Income (loss) from investment operations:
Net investment income (loss)	(0.07)		0.07		0.28	0.28	0.29
Net gain (loss) on securities (realized and unrealized)	9.37		(10.72)		(7.94)	6.31	1.14
Total from investment operations	9.30		(10.65)		(7.66)	6.59	1.43
Less distributions:
Dividends from net investment income	(0.06)		(0.19)		(0.28)	(0.28)	(0.37)
Distributions from realized gains	—		—		(4.41)	(2.55)	(0.87)
Total distributions	(0.06)		(0.19)		(4.69)	(2.83)	(1.24)
Net asset value, end of period	$26.14		$16.90		$27.74	$40.09	$36.33
Total return	55.1%		(38.6	) %	(21.2)%	18.3%	4.0%
Ratios/supplemental data:
Net assets, end of period ($000)	977,576		762,093		1,767,828	3,121,782	2,910,225
Ratio of expenses to average net assets	1.22%		1.20%		1.15%	1.13%	1.12%
Ratio of net investment income (loss) to average net assets	(0.29	) %	0.20%		0.69%	0.71%	0.64%
Portfolio turnover rate	19%		19%		22%	29%	40%

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	63

PARTNERS VALUE FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Year ended March 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.77	$17.33	$24.53	$23.52	$22.98
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	0.01	0.07	0.10	0.14
Net gain (loss) on securities (realized and unrealized)	6.56	(5.55)	(4.67)	4.24	0.95
Total from investment operations	6.48	(5.54)	(4.60)	4.34	1.09
Less distributions:
Dividends from net investment income	(0.01)	(0.02)	(0.10)	(0.14)	(0.15)
Distributions from realized gains	—	—	(2.50)	(3.19)	(0.40)
Total distributions	(0.01)	(0.02)	(2.60)	(3.33)	(0.55)
Net asset value, end of period	$18.24	$11.77	$17.33	$24.53	$23.52
Total return	55.1%	(32.0)%	(20.7)%	19.1%	4.8%
Ratios/supplemental data:
Net assets, end of period ($000)	622,107	431,071	1,220,445	2,023,837	1,881,005
Ratio of expenses to average net assets	1.21%	1.19%	1.15%	1.14%	1.14%
Ratio of net investment income (loss) to average net assets	(0.52)%	0.05%	0.29%	0.39%	0.49%
Portfolio turnover rate	30%	29%	24%	31%	36%

64	Weitz Funds	The accompanying notes form an integral part of these financial statements.

HICKORY FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Year ended March 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of period	$19.72		$30.53		$39.69	$34.21	$31.36
Income (loss) from investment operations:
Net investment income (loss)	(0.21)		(0.04)		0.30	0.27	0.09
Net gain (loss) on securities (realized and unrealized)	12.26		(10.74)		(9.11)	5.42	2.84
Total from investment operations	12.05		(10.78)		(8.81)	5.69	2.93
Less distributions:
Dividends from net investment income	—		(0.03)		(0.35)	(0.21)	(0.08)
Distributions from realized gains	—		—		—	—	—
Total distributions	—		(0.03)		(0.35)	(0.21)	(0.08)
Net asset value, end of period	$31.77		$19.72		$30.53	$39.69	$34.21
Total return	61.1%		(35.3)%		(22.3)%	16.6%	9.3%
Ratios/supplemental data:
Net assets, end of period ($000)	206,116		133,813		256,669	386,062	329,883
Ratio of expenses to average net assets	1.29%		1.28%		1.21%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.79	) %	(0.16	) %	0.77%	0.74%	0.28%
Portfolio turnover rate	61%		28%		31%	42%	65%

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	65

PARTNERS III OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Partners III Opportunity Fund outstanding throughout the periods indicated.
	Year ended March 31,				Three months ended
	2010	2009	2008	2007	March 31, 2006(a)
Net asset value, beginning of period	$6.26	$8.55	$11.28	$10.25	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.04)	0.09	0.09	0.02
Net gain (loss) on securities (realized and unrealized)	3.97	(2.24)	(2.28)	1.58	0.23
Total from investment operations	3.89	(2.28)	(2.19)	1.67	0.25
Less distributions:
Dividends from net investment income	—	(0.01)	(0.10)	(0.09)	—
Distributions from realized gains	—	—	(0.44)	(0.55)	—
Total distributions	—	(0.01)	(0.54)	(0.64)	—
Net asset value, end of period	$10.15	$6.26	$8.55	$11.28	$10.25
Total return	62.1%	(26.7)%	(20.1)%	16.4%	2.5	%†
Ratios/supplemental data:
Net assets, end of period ($000)	274,793	154,909	259,079	323,238	264,621
Ratio of net expenses to average net assets(c)	1.79%	1.81%	1.54%	1.57%	1.52	%*(b)
Ratio of net investment income (loss) to average net assets	(1.02)%	(0.43)%	0.86%	0.83%	0.72	%*
Portfolio turnover rate	54%	58%	51%	41%	32	%†

*	Annualized

†	Not Annualized

(a)	Fund commenced operations on December 30, 2005

(b)	Absent expenses assumed by the Adviser, the annualized expense ratio would have been 1.56% for the period ended March 31, 2006.

(c)
Included in the expense ratio is 0.26%, 0.12%, 0.07%, 0.14% and 0.12% related to interest expense and 0.30%, 0.47%, 0.29%, 0.22% and 0.20% related to dividend expense on securities sold short for the periods ended March 31, 2010, 2009, 2008, 2007 and 2006, respectively.

66	Weitz Funds	The accompanying notes form an integral part of these financial statements.

BALANCED FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Balanced Fund outstanding throughout the periods indicated.

	Year ended March 31,
	2010	2009		2008		2007	2006
Net asset value, beginning of period	$7.71	$10.05		$12.20		$11.30	$11.17
Income (loss) from investment operations:
Net investment income	0.11	0.13		0.23		0.16	0.14
Net gain (loss) on securities (realized and unrealized)	2.89	(2.33)		(1.65)		1.15	0.53
Total from investment operations	3.00	(2.20)		(1.42)		1.31	0.67
Less distributions:
Dividends from net investment income	(0.12)	(0.14)		(0.24)		(0.15)	(0.12)
Distributions from realized gains	—	—		(0.49)		(0.26)	(0.42)
Total distributions	(0.12)	(0.14)		(0.73)		(0.41)	(0.54)
Net asset value, end of period	$10.59	$7.71		$10.05		$12.20	$11.30
Total return	39.0%	(21.9	) %	(12.3	) %	11.8%	6.1%
Ratios/supplemental data:
Net assets, end of period ($000)	77,969	52,149		76,199		87,962	64,850
Ratio of expenses to average net assets	1.17%	1.17%		1.12%		1.13%	1.15%
Ratio of net investment income to average net assets	1.14%	1.37%		1.97%		1.53%	1.28%
Portfolio turnover rate	45%	61%		44%		33%	36%

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	67

SHORT- INTERMEDIATE INCOME FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Short-Intermediate Income Fund outstanding throughout the periods indicated.

	Year ended March 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.42	$11.74	$11.42	$11.26	$11.50
Income (loss) from investment operations:
Net investment income	0.35	0.43	0.46	0.47	0.38
Net gain (loss) on securities (realized and unrealized)	0.84	(0.20)	0.32	0.16	(0.19)
Total from investment operations	1.19	0.23	0.78	0.63	0.19
Less distributions:
Dividends from net investment income	(0.36)	(0.45)	(0.46)	(0.47)	(0.39)
Distributions from realized gains	—	(0.10)	—	—	(0.04)
Total distributions	(0.36)	(0.55)	(0.46)	(0.47)	(0.43)
Net asset value, end of period	$12.25	$11.42	$11.74	$11.42	$11.26
Total return	10.5%	2.1%	7.0%	5.7%	1.7%
Ratios/supplemental data:
Net assets, end of period ($000)	672,025	182,016	127,102	121,293	156,910
Ratio of net expenses to average net assets	0.62%	0.69%	0.70%	0.71%	0.74%
Ratio of net investment income to average net assets	3.17%	4.00%	3.94%	3.90%	3.29%
Portfolio turnover rate	27%	25%	32%	7%	24%

68	Weitz Funds	The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX- FREE INCOME FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Nebraska Tax-Free Income Fund outstanding throughout the periods indicated.

	Year ended March 31,			Three months ended March 31,
	2010	2009	2008	2007(a)
Net asset value, beginning of period	$9.94	$9.95	$10.01	$10.00
Income (loss) from investment operations:
Net investment income	0.29	0.35	0.36	0.09
Net gain (loss) on securities (realized and unrealized)	0.21	— #	(0.06)	—	#
Total from investment operations	0.50	0.35	0.30	0.09
Less distributions:
Dividends from net investment income	(0.29)	(0.36)	(0.36)	(0.08)
Distributions from realized gains	—	—	—	—
Total distributions	(0.29)	(0.36)	(0.36)	(0.08)
Net asset value, end of period	$10.15	$9.94	$9.95	$10.01
Total return	5.1%	3.6%	3.0%	0.9	%†
Ratios/supplemental data:
Net assets, end of period ($000)	81,914	60,587	55,685	45,460
Ratio of net expenses to average net assets(b)	0.75%	0.75%	0.75%	0.75	%*
Ratio of net investment income to average net assets	2.93%	3.56%	3.69%	3.74	%*
Portfolio turnover rate	13%	17%	8%	2	%†

*	Annualized

†	Not Annualized

#	Amount less than $0.01

(a)	Fund commenced operations on December 29, 2006

(b)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.76%, 0.78%, 0.80% and 1.02% for the periods ended March 31, 2010, 2009, 2008 and 2007, respectively.

The accompanying notes form an integral part of these financial statements.	www.weitzfunds.com	69

GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Year ended March 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	0.002	0.013	0.042	0.047	0.030
Net realized gain on securities	— #	— #	—	—	—
Total from investment operations	0.002	0.013	0.042	0.047	0.030
Less distributions:
Dividends from net investment income	(0.001)	(0.013)	(0.042)	(0.047)	(0.030)
Distributions from realized gains	(0.001)	—	—	—	—
Total distributions	(0.002)	(0.013)	(0.042)	(0.047)	(0.030)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.2%	1.4%	4.4%	4.8%	2.9%
Ratios/supplemental data:
Net assets, end of period ($000)	83,363	107,384	102,246	79,066	61,008
Ratio of net expenses to average net assets(a)	0.08%	0.10%	0.10%	0.22%	0.50%
Ratio of net investment income to average net assets	0.11%	1.31%	4.23%	4.74%	2.96%

#	Amount less than $0.001

(a)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.76%, 0.75%, 0.71%, 0.78% and 0.89% for the periods ended March 31, 2010, 2009, 2008, 2007 and 2006, respectively.

70	Weitz Funds	The accompanying notes form an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2010

(1) Organization
The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2010, the Trust had eight series in operation: Value Fund, Partners Value Fund, Hickory Fund, Partners III Opportunity Fund, Balanced Fund, Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (individually, a “Fund”, collectively, the “Funds”).

The investment objective of the Value, Partners Value, Hickory and Partners III Opportunity Funds (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Short-Intermediate Income Fund is high current income consistent with the preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets in fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stock and taxable municipal bonds.

The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. The Fund under normal circumstances, invests at least 80% of its net assets in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax, including the alternative minimum tax.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months.

(2) Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments
Weitz Equity, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds
Investments are carried at value determined using the following valuation methods:

•
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•
The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

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•
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Government Money Market Fund
Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

(b) Option Transactions
The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short
The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

(d) Federal Income Taxes
It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of March 31, 2010 and have determined that no provisions for income taxes are required in the Funds’ financial statements.

72	Weitz Funds

The following permanent differences between net asset components for financial reporting and tax purposes were reclassified at the end of the fiscal year:

	Value	Partners Value	Hickory	Partners III	Balanced	Short- Intermediate Income
Paid-in capital	$(2,695,386)	$(2,824,571)	$(1,356,106)	$(2,140,500)	$—	$—
Accumulated undistributed net investment income	2,695,386	2,824,571	1,356,106	2,140,500	7,594	678,558
Accumulated net realized gain (loss)	—	—	—	—	(7,594)	(678,558)

The differences are due to the tax character of distributions paid, net operating losses and principal paydown adjustments. These reclassifications have no impact on the net asset value of the Funds.

(e) Security Transactions
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f) Dividend Policy
The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Short-Intermediate Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(g) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(h) New Accounting Pronouncements
On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose (a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, (b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and (c) purchases, sales, issuances and settlements in the Level 3 roll forward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds do not expect the implications of this guidance to have a material impact on its financial statements.

(3) Related Party Transactions
Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. The Distributor receives no compensation for the distribution of shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of a management and investment advisory agreement, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for each of the Weitz Equity Funds is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

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The Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are provided by the Adviser including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust for which the Adviser is paid a monthly fee. The annual administrative fee schedule for each Fund is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate
$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000		0.100%

The Adviser has voluntarily agreed to reimburse the Weitz Equity (excluding the Partners III Fund), Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds or to pay directly a portion of the respective Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 1.50%, 1.25%, 0.75% and 0.75%, of the respective Fund’s average daily net assets. The expenses incurred by the Weitz Equity, Balanced and Short-Intermediate Income Funds did not exceed the percentage limitation during the year ended March 31, 2010. The expenses reimbursed by the Adviser for the Nebraska Tax-Free Income Fund for the year ended March 31, 2010 were $6,898. Through July 31, 2010, the Adviser has contractually agreed to reimburse the Government Money Market Fund or to pay directly a portion of the Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 0.20% of the Fund’s average daily net assets. In addition, for the year ended March 31, 2010, the Adviser voluntarily reimbursed expenses to limit the expenses of the Government Money Market Fund to 0.08% of the Fund’s average daily net assets. The expenses reimbursed by the Adviser for the Government Money Market Fund for the year ended March 31, 2010 were $590,576.

As of March 31, 2010, the controlling shareholder of the Adviser held approximately 50% of the Partners III Fund, 43% of the Nebraska Tax-Free Income Fund, 37% of the Balanced Fund, 31% of the Government Money Market Fund and 19% of the Hickory Fund.

(4) Distributions to Shareholders and Distributable Earnings
The tax character of distributions paid by the Funds are summarized as follows:

	Value		Partners Value
	Year ended March 31,		Year ended March 31,
Distributions paid from:	2010	2009	2010	2009
Ordinary income	$2,460,543	$11,232,194	$402,905	$1,408,647
Long-term capital gains	—	—	—	—
Total distributions	$2,460,543	$11,232,194	$402,905	$1,408,647

	Hickory		Partners III
	Year ended March 31,		Year ended March 31,
Distributions paid from:	2010	2009	2010	2009
Ordinary income	$—	$238,946	$—	$330,774
Long-term capital gains	—	—	—	—
Total distributions	$—	$238,946	$—	$330,774

	Balanced		Short-Intermediate Income
	Year ended March 31,		Year ended March 31,
Distributions paid from:	2010	2009	2010	2009
Ordinary income	$802,894	$1,000,735	$13,111,833	$6,204,057
Long-term capital gains	—	—	—	1,029,590
Total distributions	$802,894	$1,000,735	$13,111,833	$7,233,647

74	Weitz Funds

	Nebraska Tax-Free Income		Government Money Market
	Year ended March 31,		Year ended March 31,
Distributions paid from:	2010	2009	2010	2009
Ordinary income	$11,287	$25,051	$167,976	$1,365,721
Tax exempt income	2,066,792	2,031,270	—	—
Long-term capital gains	—	—	—	—
Total distributions	$2,078,079	$2,056,321	$167,976	$1,365,721

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Value	Partners Value	Hickory	Partners III
Undistributed ordinary income	$—	$—	$—	$—
Capital loss carryforwards	(289,597,553)	(207,517,802)	(99,670,539)	(39,540,056)
Net unrealized appreciation (depreciation)	105,359,206	37,881,418	21,635,790	63,551,532
	$(184,238,347)	$(169,636,384)	$(78,034,749)	$24,011,476

	Balanced	Short-Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Undistributed ordinary income	$134,718	$479,688	$—	$3,969
Undistributed tax exempt income	—	—	42,631	—
Capital loss carryforwards	(13,662,030)	(1,212,854)	(13,163)	—
Post October capital loss deferral	(7,791)	—	—	—
Net unrealized appreciation (depreciation)	8,104,646	19,049,594	1,744,034	—
	$(5,430,457)	$18,316,428	$1,773,502	$3,969

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. The Short-Intermediate Income and Nebraska Tax-Free Income Funds’ carryforwards expire on March 31, 2017. The Value Fund has a capital loss carryforward of $289,597,553 which expires as follows: March 31, 2017 - $113,609,398 and March 31, 2018 - $175,988,155. The Partners Value Fund has a capital loss carryforward of $207,517,802 which expires as follows: March 31, 2017 - $91,465,141 and March 31, 2018 - $116,052,661. The Hickory Fund has a capital loss carryforward of $99,670,539 which expires as follows: March 31, 2012 - $34,611,009, March 31, 2017 - $37,395,758 and March 31, 2018 - $27,663,772. The Partners III Fund has a capital loss carryforward of $39,540,056 which expires as follows: March 31, 2017 - $23,153,116 and March 31, 2018 - $16,386,940. The Balanced Fund has a capital loss carryforward of $13,662,030 which expires as follows: March 31, 2017 - $5,635,175 and March 31, 2018 - $8,026,855. During the fiscal year, the Short-Intermediate Income and Nebraska Tax-Free Income Funds utilized capital loss carryforwards of $1,078,676 and $51,876, respectively, to offset realized capital gains. The Balanced Fund elected to defer realized capital losses arising after October 1, 2009. Such losses are treated for tax purposes as arising on April 1, 2010.

(5) Securities Transactions
Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

	Value	Partners Value	Hickory	Partners III	Balanced	Short- Intermediate Income	Nebraska Tax-Free Income
Purchases	$143,182,943	$132,947,617	$81,952,747	$106,133,124	$24,454,041	$489,637,239	$24,769,945
Proceeds	419,606,771	223,232,000	112,456,864	120,344,153	34,899,824	96,806,037	8,000,525

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The cost of investments is the same for financial reporting and Federal income tax purposes for the Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Value, Partners Value, Hickory, Partners III and Balanced Funds is $880,477,223, $593,490,223, $185,104,357, $224,022,562 and $69,593,473, respectively.

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

	Value	Partners Value	Hickory	Partners III	Balanced	Short- Intermediate Income	Nebraska Tax-Free Income
Appreciation	$157,972,783	$68,174,858	$34,627,461	$63,847,720	$9,354,179	$20,439,545	$1,865,559
Depreciation	(53,204,041)	(30,400,873)	(12,995,418)	(9,849,307)	(1,249,533)	(1,389,951)	(121,525)
Net	$104,768,742	$37,773,985	$21,632,043	$53,998,413	$8,104,646	$19,049,594	$1,744,034

(a) Illiquid and Restricted Securities
The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at March 31, 2010, include the following:

	Acquisition Date	Value	Partners Value	Hickory	Partners III
Adelphia Recovery Trust, Series ACC-7	7/25/02	$494,900	$300,300	$—	$—
CIBL, Inc.	9/09/96	—	—	94,596	—
Continental Resources	1/28/87	—	—	—	43,750
Intelligent Systems Corp.	12/03/91	—	—	—	2,899,379
LICT Corp.	9/09/96	—	—	2,525,794	—
Total cost of illiquid and/or restricted securities		$494,900	$300,300	$2,620,390	$2,943,129
Value at 3/31/10		$—	$—	$2,879,325	$3,072,100
Percent of net assets at 3/31/10		0.0%	0.0%	1.4%	1.1%

76	Weitz Funds

(b) Options Written
Transactions relating to options written for the year ended March 31, 2010 are summarized as follows:

	Value		Partners Value
	Number of Contracts	Premiums	Number of Contracts	Premiums
Options outstanding, beginning of period	6,525	$2,708,025	1,250	$310,173
Options written	36,165	10,644,429	12,500	4,012,233
Options exercised	(20,011)	(5,233,148)	(8,000)	(2,081,227)
Options expired	(5,929)	(2,227,464)	(3,500)	(1,296,246)
Options closed	(9,050)	(3,046,678)	—	—
Options outstanding, end of period	7,700	$2,845,164	2,250	$944,933

	Hickory		Partners III
	Number of Contracts	Premiums	Number of Contracts	Premiums
Options outstanding, beginning of period	—	$—	200	$107,999
Options written	1,260	601,777	4,250	1,538,156
Options exercised	(30)	(56,664)	(2,200)	(656,655)
Options expired	(700)	(295,242)	(850)	(353,366)
Options closed	(30)	(31,124)	(200)	(107,999)
Options outstanding, end of period	500	$218,747	1,200	$528,135

	Balanced		Short-Intermediate Income
	Number of Contracts	Premiums	Number of Contracts	Premiums
Options outstanding, beginning of period	—	$—	—	$—
Options written	74	73,953	1,000	207,495
Options exercised	(14)	(3,605)	—	—
Options expired	(60)	(70,348)	(1,000)	(207,495)
Options outstanding, end of period	—	$—	—	$—

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The locations in the Statements of Assets and Liabilities of the Funds’ derivative positions, none of which are designated as hedging instruments are as follows:

			Fair Value
Fund	Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding March 31, 2010
Value	Equity call options written	Options written, at value	$—	$(2,254,700)	$40,800,000
Partners Value	Equity call options written	Options written, at value	—	(837,500)	13,375,000
Hickory	Equity call options written	Options written, at value	—	(215,000)	2,750,000
Partners III	Equity put options purchased	Investments in securities at value	37,000	—	1,000,000
	Equity call options written	Options written, at value	—	(515,000)	7,650,000

The gross notional amount of options outstanding (both purchased and written) is indicative of the volume of each Fund’s derivative activity for the year ended March 31, 2010.

Transactions in derivative instruments during the year ended March 31, 2010 by the Funds are recorded in the following locations in the Statements of Operations:

Fund	Type of Derivative	Location	Realized Gain (Loss)	Location	Change in Unrealized Gain (Loss)
Value	Equity call options written	Net realized gain (loss) - options written	$2,794,442	Net unrealized appreciation (depreciation) - options written	$(1,999,436)
Partners Value	Equity call options written	Net realized gain (loss) - options written	1,296,246	Net unrealized appreciation (depreciation) - options written	(190,240)
Hickory	Equity call options written	Net realized gain (loss) - options written	307,821	Net unrealized appreciation (depreciation) - options written	3,747
Partners III	Equity put options purchased	Net realized gain (loss) - unaffiliated issuers	(134,500)	Net unrealized appreciation (depreciation) - unaffiliated issuers	(40,450)
	Equity call options written	Net realized gain (loss) - options written	148,217	Net unrealized appreciation (depreciation) - options written	(72,864)
Balanced	Equity call options written	Net realized gain (loss) - options written	70,348	Net unrealized appreciation (depreciation) - options written	—
Short- Intermediate Income	Equity call options written	Net realized gain (loss) - options written	207,495	Net unrealized appreciation (depreciation) - options written	—

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(6) Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

	Number of Shares Held March 31, 2009	Gross Additions	Gross Reductions	Number of Shares Held March 31, 2010	Value March 31, 2010	Dividend Income	Realized Gains/ (Losses)
Value: Redwood Trust, Inc.*	3,150,000	90,000	(590,000)	2,650,000	$40,863,000	$—	$(13,427,604)
Partners Value: Daily Journal Corp.*	113,771	—	(74,171)	39,600	$2,644,488	$—	$2,088,518
Partners III: Intelligent Systems
Corp.†	881,999	1,388,401	(400)	2,270,000	$2,792,100	$—	$(1,050)

*	Company was considered a non-controlled affiliate at March 31, 2009, but as of March 31, 2010, they are no longer a non-controlled affiliate.
†	Controlled affiliate in which the Fund owns 25% or more of the outstanding voting securities.

(7) Contingencies
Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(8) Financial Instruments With Off-Balance Sheet Risks
Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(9) Margin Borrowing Agreement
The Partners III Fund has a margin account with its prime broker, Merrill Lynch, under which the Partners III Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.785% at March 31, 2010). Interest is accrued daily and paid monthly. The Partners III Fund held a cash balance of $48,000,622 with the broker at March 31, 2010.

The Partners III Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

(10) Concentration of Credit Risk
Approximately 79% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska which are subject to the credit risk associated with the non-performance of such issuers.

(11) Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are used in determining

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 the value of the Funds’ investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a  summary of the inputs used as of March 31, 2010, in valuing the Funds’ assets and liabilities carried at fair value:

Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$241,245,350	$—	$—	$241,245,350
Financials	138,425,100	—	—	138,425,100
Information Technology	112,030,700	—	—	112,030,700
Industrials	64,415,250	—	—	64,415,250
Health Care	64,166,100	—	—	64,166,100
Materials	58,721,800	—	—	58,721,800
Consumer Staples	37,553,400	—	—	37,553,400
Energy	32,263,000	—	—	32,263,000
Telecommunication Services	24,584,639	—	—	24,584,639
Corporate Bonds	—	8,360,000	—	8,360,000
Short-Term Securities	203,480,626	—	—	203,480,626
Total Investments in Securities	$976,885,965	$8,360,000	$—	$985,245,965
Liabilities:
Options Written	$—	$(2,254,700)	$—	$(2,254,700)

80	Weitz Funds

Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$243,572,900	$2,644,488	$—	$246,217,388
Financials	90,670,708	—	—	90,670,708
Information Technology	57,335,500	—	—	57,335,500
Health Care	39,868,800	—	—	39,868,800
Materials	35,898,200	—	—	35,898,200
Industrials	15,300,000	—	—	15,300,000
Telecommunication Services	15,103,516	—	—	15,103,516
Energy	12,792,500	—	—	12,792,500
Short-Term Securities	118,077,596	—	—	118,077,596
Total Investments in Securities	$628,619,720	$2,644,488	$—	$631,264,208
Liabilities:
Options Written	$—	$(837,500)	$—	$(837,500)

Hickory
	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$97,853,944	$—	$341,700	$98,195,644
Financials	20,890,991	—	—	20,890,991
Health Care	13,412,200	—	—	13,412,200
Materials	10,636,345	—	—	10,636,345
Information Technology	9,328,728	—	—	9,328,728
Telecommunication Services	3,357,000	2,537,625	—	5,894,625
Consumer Staples	4,393,200	—	—	4,393,200
Industrials	1,595,400	—	—	1,595,400
Short-Term Securities	42,389,267	—	—	42,389,267
Total Investments in Securities	$203,857,075	$2,537,625	$341,700	$206,736,400
Liabilities:
Options Written	$—	$(215,000)	$—	$(215,000)

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Partners III
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$126,735,677	$—	$—	$126,735,677
Financials	48,023,700	—	—	48,023,700
Information Technology	37,694,044	2,792,100	280,000	40,766,144
Health Care	12,349,800	—	—	12,349,800
Materials	8,650,000	—	—	8,650,000
Energy	8,604,900	—	—	8,604,900
Industrials	6,833,800	—	—	6,833,800
Telecommunication Services	3,953,800	—	—	3,953,800
Consumer Staples	1,255,200	—	—	1,255,200
Put Options	—	37,000	—	37,000
Corporate Bonds	—	2,090,000	—	2,090,000
Short-Term Securities	18,720,954	—	—	18,720,954
Total Investments in Securities	$272,821,875	$4,919,100	$280,000	$278,020,975
Liabilities:
Options Written	$—	$(515,000)	$—	$(515,000)
Securities Sold Short	(48,147,000)	—	—	(48,147,000)

82	Weitz Funds

Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$16,779,640	$—	$—	$16,779,640
Financials	6,100,650	—	—	6,100,650
Information Technology	5,063,310	—	—	5,063,310
Materials	4,857,605	—	—	4,857,605
Health Care	3,070,150	—	—	3,070,150
Consumer Staples	2,815,700	—	—	2,815,700
Energy	1,665,035	—	—	1,665,035
Industrials	1,610,250	—	—	1,610,250
Corporate Bonds	—	8,762,061	—	8,762,061
Convertible Bonds	—	808,125	—	808,125
Mortgage-Backed Securities	—	6,933,245	—	6,933,245
Taxable Municipal Bonds	—	323,847	—	323,847
Short-Term Securities	18,908,501	—	—	18,908,501
Total Investments in Securities	$60,870,841	$16,827,278	$—	$77,698,119

Short-Intermediate Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	$—	$235,622,300	$—	$235,622,300
Convertible Bonds	—	8,135,125	—	8,135,125
Mortgage-Backed Securities	—	189,970,915	—	189,970,915
Taxable Municipal Bonds	—	12,488,981	—	12,488,981
U.S. Treasury and Government Agency	—	119,072,571	—	119,072,571
Common Stocks	11,555,610	—	—	11,555,610
Short-Term Securities	86,234,890	—	—	86,234,890
Total Investments in Securities	$97,790,500	$565,289,892	$—	$663,080,392

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Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds:
Arizona	$—	$1,028,820	$—	$1,028,820
District of Columbia	—	910,035	—	910,035
Florida	—	2,136,590	—	2,136,590
Hawaii	—	1,018,330	—	1,018,330
Illinois	—	1,402,084	—	1,402,084
Minnesota	—	15,030	—	15,030
Nebraska	—	64,393,076	—	64,393,076
Puerto Rico	—	3,530,157	—	3,530,157
Short-Term Securities	6,511,098	—	—	6,511,098
Total Investments in Securities	$6,511,098	$74,434,122	$—	$80,945,220

Government Money Market
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
U.S. Treasury and Government Agency	$83,414,502	$—	$—	$83,414,502
Short-Term Securities	3,046,011	—	—	3,046,011
Total Investments in Securities	$86,460,513	$—	$—	$86,460,513

At March 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the following Funds’ fair values were as follows:

	Hickory	Partners III
Common Stocks:
Beginning balance, March 31, 2009	$319,590	$280,000
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	22,110	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Ending balance, March 31, 2010	$341,700	$280,000
Net change in unrealized appreciation (depreciation) attributable to assets still held at end of period	$22,110	$—

(12) Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

84	Weitz Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Weitz Funds

We have audited the accompanying statements of assets and liabilities of The Weitz Funds, comprising the Value Fund, Partners Value Fund, Hickory Fund, Partners III Opportunity Fund, Balanced Fund, Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (collectively referred to as the “Funds”), including the schedules of investments, as of March 31, 2010, and the related statements of operations and statement of cash flows for Partners III Opportunity Fund) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds referred to above of The Weitz Funds as of March 31, 2010, the results of their operations (and cash flows for Partners III Opportunity Fund) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
April 27, 2010

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ACTUAL AND HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES • (UNAUDITED)

Example
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 through March 31, 2010.

Actual Expenses
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 10/01/09 – 3/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account Value 10/01/09	Ending Account Value 3/31/10	Annualized Expense Ratio	Expenses Paid from 10/01/09- 3/31/10(1)

Value	Actual	$1,000.00	$1,138.01	1.21%	$6.45
	Hypothetical(2)	1,000.00	1,018.95	1.21%	6.09
Partners Value	Actual	1,000.00	1,143.57	1.19%	6.36
	Hypothetical(2)	1,000.00	1,019.05	1.19%	5.99
Hickory	Actual	1,000.00	1,180.16	1.28%	6.96
	Hypothetical(2)	1,000.00	1,018.60	1.28%	6.44
Partners III	Actual	1,000.00	1,185.75	1.80%	9.81
	Hypothetical(2)	1,000.00	1,016.00	1.80%	9.05
Balanced	Actual	1,000.00	1,094.85	1.16%	6.06
	Hypothetical(2)	1,000.00	1,019.20	1.16%	5.84
Short-Intermediate	Actual	1,000.00	1,024.91	0.62%	3.13
Income	Hypothetical(2)	1,000.00	1,021.90	0.62%	3.13
NebraskaTax-Free	Actual	1,000.00	1,002.99	0.75%	3.75
	Hypothetical(2)	1,000.00	1,021.25	0.75%	3.78
Government	Actual	1,000.00	1,000.55	0.06%	0.30
Money Market	Hypothetical(2)	1,000.00	1,024.70	0.06%	0.30

(1)
Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182/365).

(2)	Assumes 5% total return before expenses.

86    Weitz Funds

OTHER INFORMATION
(UNAUDITED)

Tax Information
For the fiscal year ended March 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the amounts that may be considered qualified dividend income and for corporate shareholders, the amounts that may qualify for the corporate dividends received deduction, are summarized as follows:

	Value	Partners Value	Balanced
Qualified dividend income	$2,460,543	$402,905	$392,173

Corporate dividends received deduction	2,460,543	402,905	392,173

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ended December 31, 2009, which was reported in conjunction with your 2009 Form 1099-DIV.

Proxy Voting Policy
A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at http://www.weitzfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how each of the Funds (other than the Nebraska Tax-Free Income and Government Money Market Funds) voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at http://www.weitzfunds.com, and (ii) on the SEC’s website at http://www.sec.gov.

Form N-Q
The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Fund’s quarterly reports, including the information filed on Form N-Q will also be available on the Funds’ website at http://www.weitzfunds.com.

www.weitzfunds.com    87

INFORMATION ABOUT THE TRUSTEES AND OFFICERS OF THE WEITZ FUNDS • (UNAUDITED)

The individuals listed below serve as Trustees or Officers of The Weitz Funds (the “Weitz Funds”). Each Trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each Officer of the Weitz Funds is elected annually by the Trustees.

The address of all Officers and Trustees is 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124.

Interested Trustees*
Wallace R. Weitz (Age: 60)	Thomas R. Pansing (Age: 65)
Position(s) Held with Trust: President; Portfolio Manager; Trustee	Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) – January, 1986	Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - January, 1986
Principal Occupation(s) During Past 5 Years: President,Wallace R. Weitz & Company, The Weitz Funds (and certain predecessor funds)	Principal Occupation(s) During Past 5 Years: Partner, Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen in Fund Complex: 8	Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A	Other Directorships: N/A

*
Mr. Weitz is a Director and Officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is  considered an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940 (an “Interested Trustee”). Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an “Interested Trustee”.

Independent Trustees
Lorraine Chang (Age: 59)	John W. Hancock (Age: 62)
Position(s) Held with Trust: Trustee; Chairman, Board of Trustees	Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - June, 1997	Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - January, 1986
Principal Occupation(s) During Past 5 Years: Independent Consultant - January, 2009 to Present; Partner, The Public Strategies Group, a management consulting firm - January, 1999 to December, 2008	Principal Occupation(s) During Past 5 Years: Partner, Hancock & Dana, an accounting firm Number of Portfolios Overseen in Fund Complex: 8
Number of Portfolios Overseen in Fund Complex: 8	Other Directorships: N/A
Other Directorships: N/A
Richard D. Holland (Age: 88)	Delmer L. Toebben (Age: 79)
Position(s) Held with Trust: Trustee	Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - June, 1995	Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - July, 1996
Principal Occupation(s) During Past 5 Years: Retired	Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 8	Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A	Other Directorships: N/A

88	Weitz Funds

Independent Trustees (continued)
Roland J. Santoni (Age: 68)	Barbara W. Schaefer (Age: 56)
Position(s) Held with Trust: Trustee	Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds -February, 2004	Length of Service (Beginning Date): The Weitz Funds - March, 2005
Principal Occupation(s) During Past 5 Years: Vice President, West Development, Inc., a development company	Principal Occupation(s) During Past 5 Years: Senior Vice President-Human Resources and Corporate Secretary, Union Pacific Corporation, 2004 to Present
Number of Portfolios Overseen in Fund Complex: 8	Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A	Other Directorships: N/A
Justin B. Wender (Age: 40)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds - May, 2009
Principal Occupation(s) During Past 5 Years: President, Castle Harlan, Inc., a private equity firm
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: Morton’s Restaurant Group, July 2002 to Present; Ames True Temper, June, 2004 to Present

Officers
Mary K. Beerling (Age: 69)	Kenneth R. Stoll (Age: 48)
Position(s) Held with Trust: Vice President, Secretary and Chief Compliance Officer	Position(s) Held with Trust: Vice President and Chief Financial Officer
Length of Service (Beginning Date): The Weitz Funds (and certain predecessor funds) - July, 1994	Length of Service (Beginning Date): The Weitz Funds - April, 2004
Principal Occupation(s) During Past 5 Years: Vice President and Chief Compliance Officer, Wallace R.Weitz & Company, Vice President and Chief Compliance Officer, The Weitz Funds (and certain predecessor funds)

Principal Occupation(s) During Past 5 Years: Vice President and Chief Operating Officer, Wallace R. Weitz & Company; Vice President and Chief Financial Officer, The Weitz Funds - April, 2004 to Present

Bradley P. Hinton (Age: 42)
Position(s) Held with Trust: Vice President
Length of Service (Beginning Date): The Weitz Funds - August, 2006
Principal Occupation(s) During Past 5 Years: Portfolio Manager - October, 2003 to Present; Director of Research, Wallace R. Weitz & Company - April, 2004 to Present; Vice President, Wallace R. Weitz & Company - August, 2006 to Present

The Statement of Additional Information for the Weitz Funds, which can be obtained without charge by calling 800-304-9745, includes additional information about the Trustees and Officers of the Weitz Funds.

www.weitzfunds.com	89

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90    Weitz Funds

Board of Trustees
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Roland J. Santoni
Barbara W. Schaefer
Delmer L. Toebben
Wallace R. Weitz
Justin B. Wender

Investment Adviser
Wallace R. Weitz & Company
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071
(800) 304-9745

Custodian
Wells Fargo Bank Minnesota,
National Association

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice President, Secretary & Chief Compliance Officer
Kenneth R. Stoll, Vice President & Chief Financial Officer
Bradley P. Hinton, Vice President

Distributor
Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Hickory Fund - WEHIX
Partners III Opportunity Fund - WPOPX
Balanced Fund - WBALX
Short-Intermediate Income Fund - WEFIX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically.
Visit us online at www.weitzfunds.com.
Simply log in to Account Access and click the “Electronic Delivery” button.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

5/4/10

www.weitzfunds.com        91

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). During the period covered by this report, there were no amendments, nor did the Registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Hancock is an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. Fees for audit services provided to the Registrant were $237,700 and $244,100 for fiscal years ended March 31, 2010 and 2009, respectively.

(b)
Audit Related Fees.  The aggregate fees billed in each of the last two fiscal years for audit related-services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $26,000 and $26,000 for fiscal years ended March 31, 2010 and 2009, respectively.  The fees, paid by Wallace R. Weitz & Company, the Registrant’s investment adviser and transfer agent, were payment for the principal accountant performing internal control reviews of the Registrant’s transfer agent.

(c)	Tax Fees. Fees for tax services, which consisted of income and excise tax compliance services, were $38,300 and $34,500 for the fiscal years ended March 31, 2010 and 2009, respectively.

(d)	All Other Fees. Fees for all other services totaled $11,400 and $11,100 for fiscal years ended March 31, 2010 and 2009, respectively.

(e)
(1) The Registrant’s Audit Committee has adopted Pre-Approval Policies and Procedures.  The Audit Committee must pre-approve all audit services and non-audit services that the principal accountant provides to the Registrant.  The Audit Committee must also pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, or any affiliate of the adviser that provides ongoing services to the Registrant, if such non-audit services directly impact the Registrant’s operations and financial reporting.

(2) No services described in items (b) were pre-approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)	All of the work in connection with the audit of the Registrant during the years ended March 31, 2010 and 2009 was performed by full-time employees of the Registrant’s principal accountant.

(g)
The aggregate fees billed by the principal accountant for non-audit services to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $101,400 and $97,300 for the years ended March 31, 2010 and 2009, respectively.

(h)
The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal auditor’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)* /s/ Wallace R. Weitz
             Wallace R. Weitz, President
Date May 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Wallace R. Weitz
             Wallace R. Weitz, President
Date May 5, 2010

By (Signature and Title)* /s/ Kenneth R. Stoll
Kenneth R. Stoll, Chief Financial Officer
Date May 5, 2010

* Print the name and title of each signing officer under his or her signature.